                                   Tax-Exempt

                                     Annual
                                     Report






                                  June 30, 1999
                             Countrywide Investments

Countrywide Investment Logo


                               Tax-Free Money Fund

                         California Tax-Free Money Fund

                            Ohio Tax-Free Money Fund

                           Florida Tax-Free Money Fund

                         Tax-Free Intermediate Term Fund

                           Ohio Insured Tax-Free Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter from the Chairman.......................................................3

Letter from the President......................................................4

Management Discussion and Analysis...........................................5-6

Statements of Assets and Liabilities.........................................7-9

Statements of Operations...................................................10-12

Statements of Changes in Net Assets........................................13-15

Financial Highlights.......................................................16-22

Notes to Financial Statements..............................................23-29

Portfolios of Investments:

     Tax-Free Money Fund...................................................30-31

     California Tax-Free Money Fund........................................32-33

     Ohio Tax-Free Money Fund..............................................34-40

     Florida Tax-Free Money Fund...........................................41-43

     Tax-Free Intermediate Term Fund.......................................44-47

     Ohio Insured Tax-Free Fund............................................48-50

Notes to Portfolios of Investments............................................51

Report of Independent Public Accountants......................................52



2. Countrywide Investments

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
PHOTO OF ANGELO R. MOZILO
CHAIRMAN

Dear Shareholders:

Thirty years ago, David Loeb and I had an ambitious vision for a new mortgage lending company. As we pondered a name for the company, we thought big:
Worldwide. But even the two of us, as ambitious as we were, could not conceive of a global reach for the company. After rejecting Nationwide, we settled on Countrywide and the rest is history. Now it seems our dreams were too modest. On February 17, Countrywide signed a letter of intent to form a European mortgage banking joint venture with Woolwich, plc, one of the five largest mortgage originators and servicers in the United Kingdom. The initial purpose of the joint venture is to provide fee-based mortgage services for Woolwich, which has a mortgage servicing portfolio equivalent to $40 billion, annual fundings equivalent to $10 billion and mortgage operations in France and Italy. The joint venture will also market its services to other lenders throughout the European Union.

Growth and change are crucial to our success at Countrywide. New ideas and the latest technology -- as well as huge ambition and passion to be the best -- made us the nation's largest independent residential mortgage lender and servicer. This philosophy also applies to the many Countrywide subsidiaries, including Countrywide Investments. We are committed to creating value for our shareholders by offering a variety of investment opportunities. There are currently 16 funds offered through Countrywide Investments, each designed to fulfill specific financial needs. As the merger and acquisition team adds new funds, shareholders will enjoy an even broader range of investment choices. Just as Countrywide Home Loans delivers the American dream of homeownership, Countrywide Investments brings financial dreams within the reach of every investor. Whether planning for a family, college education or retirement, Countrywide Investments makes saving and investing money easy and convenient.

Thank you for choosing Countrywide Investments for your financial planning needs. We hope our services will bring you the financial rewards of careful planning and big dreams.

Sincerely,

/S/ Angelo R. Mozilo

Angelo R. Mozilo
Chairman

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------
PHOTO OF ROBERT H. LESHNER

Dear Fellow Shareholder:

We are pleased to present Countrywide Tax-Free Trust's Annual Report for the fiscal year ended June 30, 1999. This report provides financial data and performance information for the Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund. These Funds represent the six tax-free money market and bond products offered among the 16 mutual funds that comprise the Countrywide Family of Funds.

The economic expansion that started in March 1991 showed no signs of faltering during the past year, and the index of leading economic indicators suggests that it will continue into the year 2000. The strong economy, coupled with negligible inflation, low unemployment and a bull market, has resulted in the highest level of consumer confidence in 30 years.

Continued strength in our economy and signs of improvement in Asian and Latin American economies proved to be the catalyst for an interest rate increase by the Federal Reserve Board during the second quarter of 1999. The Fed raised the federal funds target rate, a key short-term interest rate, by a quarter of a percentage point to 5%. By increasing the rate just 0.25%, the Fed sent a message that the 0.75% reduction made in the fall of 1998 was no longer completely necessary. As the Federal Open Market Committee (FOMC) stated in its announcement, "Much of the financial strain has eased, foreign economies have firmed and economic activity in the United States has moved forward at a brisk pace."

Municipal bonds outperformed Treasuries by a significant margin in the first half of 1999, reversing last year's underperformance. Heavy issuance of municipals in 1998, coupled with turmoil in foreign economies, caused a flight to quality that hurt the performance of municipals relative to Treasuries. This flight to quality has reversed dramatically in 1999 with returns on municipal bonds down only half as much as comparable Treasuries.

We believe the tax-exempt sector continues to offer an attractive investment alternative. Investors can buy high quality, intermediate and longer-term municipal bonds at yields close to 90% of Treasuries. This gives investors an appealing tax-free yield with an investment that should continue to provide relative stability compared to Treasuries and equities.

Countrywide Investments is committed to offering you quality products and services to help you meet your financial goals. Your confidence in us is reflected in our success. We thank you for your support and look forward to our continued partnership.

Sincerely,

/s/ Robert H. Leshner

Robert H. Leshner
President

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
OVERVIEW
The pace of economic activity in the U.S. over the past year remained quite brisk. Strong employment growth, rising incomes and a relentless stock market combined to fuel consumer consumption. Inflation remained subdued with the Consumer Price Index up only 2% for the past fiscal year. The yield curve steepened during the year with short-term maturities declining in yield, while yields on bonds with intermediate and long-term maturities increased. During the quarter ended September 30, 1998, a near meltdown in the emerging markets of Russia, Asia and Latin America sparked a liquidity crisis in the bond market, resulting in a "flight to quality" which sent Treasury yields sharply lower. This caused a dislocation between the Treasury market and other sectors of the bond market forcing yield spreads to widen dramatically. The Federal Reserve Board responded by lowering the federal funds rate on three occasions, providing the liquidity necessary for stability to return to the bond markets.

Interest rates began to rise by the start of 1999 due to improving conditions overseas and a concern that robust domestic growth would lead to higher inflation. By mid-year, Treasury yields had increased about 1% and, after several warnings, the Fed finally raised the federal funds rate by 0.25% to 5%. The change in municipal yields over the twelve months ended June 30 was comparable to the change in Treasuries; however, in the second half of the fiscal year, municipals outperformed Treasuries by a wide margin. Municipal bond yields were up only about half as much as comparable maturity Treasuries, and the total returns in most municipal sectors were twice that of the Treasury market.

TAX-FREE INTERMEDIATE TERM FUND
The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1999, the Fund's total returns (excluding the impact of applicable sales loads) were 2.07% and 1.40% for Class A shares and Class C shares, respectively. The Lehman Brothers 5-Year Municipal G.O. Bond Index returned 3.42% during the same period.

Our focus in managing the Tax-Free Intermediate Term Fund is to maximize the tax-free yield while minimizing the share price volatility. This focus can negatively impact our total return during periods of declining interest rates as was experienced during the first three quarters of the Fund's fiscal year. However, during the last quarter, as interest rates increased, the performance of the Fund improved relative to the comparative Lehman Brothers Index, and outperformed it after taking the Fund's operating expenses into consideration. In addition, the Fund outperformed its Lipper peer group for the fiscal year. Recently, we have made changes that we believe will help to improve the overall total return of the portfolio. These changes include selling some of the shorter maturity, higher coupon issues from the portfolio and buying new issues in the 10-year maturity range. The additional yield available in this maturity sector provides an attractive opportunity for the Fund.

OHIO INSURED TAX-FREE FUND
The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1999, the Fund's total returns (excluding the impact of applicable sales loads) were 1.81% and 1.05% for Class A shares and Class C shares, respectively. The Lehman Brothers 15-Year Municipal G.O. Bond Index returned 2.70% during the same period.

Performance of the Ohio Insured Tax-Free Fund for the fiscal year was comparable to that of the Lehman Brothers 15-year Municipal G.O. Bond Index after factoring in the associated expenses of the Fund. Over the course of the year, we initiated several trades in the portfolio to improve the overall structure of the portfolio. To accomplish this, we sold issues with higher coupons and short call features and bought new issues with better call protection. Concerning the purchases, we focused on issues in the 20-year maturity range offering call protection of at least ten years. These issues provide the best combination of yield and total return which, we believe, will ultimately improve the total return potential of the Fund.

             Comparison of the Change in Value since June 30, 1989 of a $10,000 Investment in the Tax-Free Intermediate Term Fund - Class A*
            and the Lehman Brothers 5-Year Municipal G.O. Bond Index


Tax-Free Intermediate Term Fund
Average Annual Total Returns

                1 Year           5 Years           10 Years     Since Inception*
Class A         0.03%             4.52%             5.73%             6.05%
Class C         1.40%             4.30%              -                3.30%


                  Lehman Brothers 5-Year                  Tax-Free Intermediate
                  Municipal G.O. Bond Index                Term Fund - Class A
6/89              10000                                        9800
                  10111                                        9951
                  10413                                        10182
                  10463                                        10241
6/90              10698                                        10422
                  10811                                        10472
                  11170                                        10797
                  11410                                        11005
6/91              11610                                        11191
                  12022                                        11515
                  12425                                        11779
                  12415                                        11835
6/92              12818                                        12174
                  13137                                        12441
                  13346                                        12687
                  13685                                        13118
6/93              14008                                        13483
                  14311                                        13910
                  14487                                        14075
                  14031                                        13600
6/94              14219                                        13711
                  14334                                        13789
                  14286                                        13663
                  14866                                        14257
6/95              15246                                        14583
                  15662                                        14884
                  15948                                        15246
                  16000                                        15180
6/96              16069                                        15241
                  16331                                        15486
                  16687                                        15835
                  16660                                        15811
6/97              17076                                        16184
                  17450                                        16486
                  17771                                        16764
                  17979                                        16905
6/98              18160                                        17096
                  18660                                        17519
                  18807                                        17614
                  19001                                        17677
6/99              18780                                        17450


Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was September 10, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

             Comparison of the Change in Value since June 30, 1989
      of a $10,000 Investment in the Ohio Insured Tax-Free Fund - Class A*
           and the Lehman Brothers 15-Year Municipal G.O. Bond Index

Ohio Insured Tax-Free Fund
Average Annual Total Returns


              1 Year        5 Years         10 Years          Since Inception*
Class A      -2.27%          4.92%           6.09%                  7.26%
Class C       1.05%          5.11%             -                    3.75%

               Lehman Brothers 15-Year                  Ohio Insured
               Municipal G.O. Bond Index                Tax-Free Fund - Class A
6/89           10000                                                9600
               9957                                                 9596
               10397                                                9952
               10396                                                9942
6/90           10634                                                10131
               10591                                                10139
               11059                                                10541
               11263                                                10729
6/91           11484                                                10939
               11954                                                11340
               12328                                                11701
               12394                                                11694
6/92           12867                                                12203
               13235                                                12441
               13561                                                12726
               14137                                                13207
6/93           14655                                                13696
               15266                                                14224
               15505                                                14328
               14453                                                13571
6/94           14659                                                13639
               14719                                                13663
               14461                                                13558
               15677                                                14452
6/95           16027                                                14696
               16612                                                15039
               17285                                                15709
               17120                                                15371
6/96           17180                                                15438
               17593                                                15805
               18126                                                16191
               18113                                                16059
6/97           18870                                                16574
               19517                                                16975
               20070                                                17356
               20335                                                17511
6/98           20693                                                17740
               21469                                                18285
               21606                                                18318
               21764                                                18408
6/99           21252                                                18060


Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was April 1, 1985, and the initial public offering of Class C shares commenced on November
1, 1993.



6. Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                      California
                                                     Tax-Free         Tax-Free
(000's)                                              Money Fund       Money Fund
--------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost                              $    24,986      $    47,809
                                                    ============================
   At amortized cost                                $    24,935      $    47,711
                                                    ============================
   At market value (Note 2)                         $    24,935      $    47,711
Cash                                                        106              119
Interest receivable                                         208              378
Other assets                                                  9                1
                                                    ----------------------------
   Total assets                                          25,258           48,209
                                                    ----------------------------
LIABILITIES
Dividends payable                                             1                4
Payable for securities purchased                             --              201
Payable to affiliates (Note 4)                               15               26
Other accrued expenses and liabilities                        8               11
                                                    ----------------------------
   Total liabilities                                         24              242
                                                    ----------------------------

NET ASSETS                                          $    25,234      $    47,967
                                                    ----------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                     $    25,231      $    47,980
Undistributed net investment income                           6               --
Accumulated net realized losses from
security transactions                                        (3)            (13)
                                                    ----------------------------
Net assets                                          $    25,234      $    47,967
                                                    ============================

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) (Note 5)             25,242           47,980
                                                    ============================

Net asset value, offering price and redemption price
   per share (Note 2)                               $      1.00      $      1.00
                                                    ============================

See accompanying notes to financial statements.



Countrywide Investments 7.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                         Ohio           Florida
                                                        Tax-Free        Tax-Free
(000's)                                               Money Fund      Money Fund
--------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost                              $   393,693      $    36,451
                                                    ============================
   At amortized cost                                $   393,522      $    36,379
                                                    ============================
   At market value (Note 2)                         $   393,522      $    36,379
Cash                                                        312               15
Interest receivable                                       2,753              306
Other assets                                                 12                2
                                                    ----------------------------
   Total assets                                         396,599           36,702
                                                    ----------------------------

LIABILITIES
Dividends payable                                           430               23
Payable for securities purchased                          5,113               --
Payable to affiliates (Note 4)                              224               12
Other accrued expenses and liabilities                       35               12
                                                    ----------------------------
   Total liabilities                                      5,802               47
                                                    ----------------------------

NET ASSETS                                          $   390,797      $    36,655
                                                    ============================

NET ASSETS CONSIST OF:
Paid-in capital                                     $   390,787      $    36,666
Accumulated net realized gains (losses) from
security transactions                                        10             (11)
                                                    ----------------------------
NET ASSETS                                          $   390,797      $    36,655
                                                    ============================

PRICING OF RETAIL SHARES
Net assets applicable to Retail shares              $   214,691      $    21,371
                                                    ============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                               214,679           21,375
                                                    ============================
Net asset value, offering price and redemption price
   per share (Note 2)                               $      1.00      $      1.00
                                                    ============================

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares       $   176,106      $    15,284
                                                    ============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                               176,108           15,291
                                                    ============================
Net asset value, offering price and
   redemption price per share (Note 2)              $      1.00      $      1.00
                                                    ============================

See accompanying notes to financial statements.


8. Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                       Tax-Free     Ohio Insured
                                                    Intermediate      Tax-Free
(000's)                                               Term Fund         Fund
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost                              $    52,764      $    62,029
                                                    ============================
   At amortized cost                                $    52,525      $    61,971
                                                    ============================
   At market value (Note 2)                         $    53,176      $    64,501
Cash                                                         59               86
Interest receivable                                         891              623
Receivable for capital shares sold                          143               25
Receivable for securities sold                              491            3,579
Other assets                                                 14                7
                                                    ----------------------------
   Total assets                                          54,774           68,821
                                                    ----------------------------
LIABILITIES
Dividends payable                                            33               72
Payable for capital shares redeemed                         130              229
Payable for securities purchased                          2,027              990
Payable to affiliates (Note 4)                               37               36
Other accrued expenses and liabilities                       14               17
                                                    ----------------------------
   Total liabilities                                      2,241            1,344
                                                    ----------------------------

NET ASSETS                                          $    52,533      $    67,477
                                                    ============================
NET ASSETS CONSIST OF:
Paid-in capital                                     $    52,244      $    65,021
Accumulated net realized losses from
  security transactions                                    (362)             (74)
Net unrealized appreciation on investments                  651            2,530
                                                    ----------------------------
Net Assets                                          $    52,533      $    67,477
                                                    ============================
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares             $    47,899      $    62,737
                                                    ============================
Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) (Note 5)              4,405            5,343
                                                    ============================
Net asset value and redemption price
   per share (Note 2)                               $     10.87      $     11.74
                                                    ============================
Maximum offering price per share (Note 2)           $     11.09      $     12.23
                                                    ============================

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares             $     4,634      $     4,740
                                                    ============================
Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) (Note 5)                426              404
                                                    ============================
Net asset value, offering price and redemption price
   per share (Note 2)                               $     10.88      $     11.74
                                                    ============================

See accompanying notes to financial statements.
Countrywide Investments 9.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                      California
                                                        Tax-Free       Tax-Free
(000's)                                               Money Fund      Money Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                  $     1,037      $     1,819
                                                    ----------------------------

EXPENSES
   Investment advisory fees (Note 4)                        143              278
   Accounting services fees (Note 4)                         30               36
   Transfer agent fees (Note 4)                              30               27
   Distribution expenses (Note 4)                             2               28
   Postage and supplies                                      18                6
   Registration fees                                         16                5
   Professional fees                                          8                9
   Custodian fees                                             7                8
   Trustees' fees and expenses                                6                6
   Pricing expenses                                           4                4
   Insurance expense                                          3                4
   Reports to shareholders                                    3                2
   Other expenses                                             1                5
                                                    ----------------------------
TOTAL EXPENSES                                              271              418
   Fees waived by the Adviser (Note 4)                     ( 17)              --
                                                    ----------------------------
NET EXPENSES                                                254              418

NET INVESTMENT INCOME                                       783            1,401
                                                    ----------------------------

NET REALIZED LOSSES FROM SECURITY TRANSACTIONS               (2)           ( 12)
                                                    ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $       781      $     1,389
                                                    ============================

See accompanying notes to financial statements.


10. Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                          Ohio          Florida
                                                        Tax-Free       Tax-Free
(000's)                                               Money Fund      Money Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income                                  $    12,556      $     1,931
                                                    ----------------------------

EXPENSES
   Investment advisory fees (Note 4)                      1,597              286
   Distribution expenses, Retail class (Note 4)             501               43
   Accounting services fees (Note 4)                         73               46
   Transfer agent fees, Retail class (Note 4)                74               12
   Transfer agent fees, Institutional class (Note 4)         12               12
   Custodian fees (Note 4)                                   32               20
   Postage and supplies                                      38                3
   Registration fees                                         31                8
   Professional fees                                         25               10
   Pricing expenses                                          10                5
   Insurance expense                                          9                5
   Trustees' fees and expenses                                6                6
   Reports to shareholders                                    7                1
   Other expenses                                            19                2
                                                    ----------------------------
TOTAL EXPENSES                                            2,434              459
   Fees waived by the Adviser (Note 4)                      (52)           (124)
                                                    ----------------------------
NET EXPENSES                                              2,382              335
                                                    ----------------------------

NET INVESTMENT INCOME                                    10,174            1,596
                                                    ----------------------------

NET REALIZED LOSSES FROM SECURITY TRANSACTIONS               (3)            (11)
                                                    ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $    10,171      $     1,585
                                                    ============================

See accompanying notes to financial statements.


Countrywide Investments 11.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                         Tax-Free   Ohio Insured
                                                       Intermediate   Tax-Free
(000's)                                                  Term Fund      Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                  $     2,894      $     3,861
                                                    ----------------------------

EXPENSES
   Investment advisory fees (Note 4)                        272              353
   Transfer agent fees, Class A (Note 4)                     53               33
   Transfer agent fees, Class C (Note 4)                     12               12
   Distribution expenses, Class A (Note 4)                   42                9
   Distribution expenses, Class C (Note 4)                   25               27
   Accounting services fees (Note 4)                         48               48
   Postage and supplies                                      40               20
   Registration fees, Common                                  4                4
   Registration fees, Class A                                10                4
   Registration fees, Class C                                 9                2
   Pricing expenses                                          13               14
   Custodian fees                                            14                8
   Professional fees                                         10               11
   Reports to shareholders                                    8                5
   Trustees' fees and expenses                                6                6
   Insurance expense                                          5                6
   Other expenses                                             3                5
                                                    ----------------------------
TOTAL EXPENSES                                              574              567
                                                    ----------------------------

NET INVESTMENT INCOME                                     2,320            3,294
                                                    ----------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions            634              353
   Net change in unrealized appreciation/depreciation
     on investments                                      (1,787)         (2,151)
                                                    ----------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS        (1,153)         (1,798)
                                                    ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $     1,167      $     1,496
                                                    ============================

See accompanying notes to financial statements.

12. Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                                                      California
                                            Tax-Free                   Tax-Free
                                           Money Fund                 Money Fund
------------------------------------------------------------------------------------
                                     Year          Year         Year         Year
                                    Ended         Ended        Ended        Ended
                                   June 30,      June 30,     June 30,     June 30,
(000's)                              1999          1998         1999         1998
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income         $     783     $    899      $  1,401     $   1,220
   Net realized gains (losses) from
     security transactions              (2)          --           (12)            2
                                ----------------------------------------------------
Net increase in net assets
   from operations                     781          899         1,389         1,222
                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income         (777)        (899)       (1,401)       (1,220)
                                ----------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
   Proceeds from shares sold        48,307       63,515       196,122       178,295
   Reinvested distributions            751          884         1,332         1,139
   Payments for shares redeemed    (61,211)     (57,142)     (190,488)     (170,609)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions (12,153)       7,257         6,966         8,825
                                ----------------------------------------------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS                      (12,149)       7,257         6,954         8,827

NET ASSETS
   Beginning of year                37,383       30,126        41,013        32,186
                                ----------------------------------------------------
   End of year                   $  25,234     $ 37,383      $ 47,967     $  41,013
                                ====================================================

UNDISTRIBUTED NET
   INVESTMENT INCOME             $       6     $     --      $     --     $      --
                                ====================================================


See accompanying notes to financial statements.

Countrywide Investments 13.



STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------
                                            Ohio                      Florida
                                          Tax-Free                   Tax-Free
                                         Money Fund                 Money Fund
-----------------------------------------------------------------------------------
                                     Year          Year         Year         Year
                                     Ended         Ended        Ended        Ended
                                   June 30,      June 30,     June 30,     June 30,
(000's)                              1999          1998         1999         1998
-----------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income         $  10,174     $  9,960      $  1,596     $   1,737
   Net realized gains (losses) from
     security transactions              (3)           1           (11)           23
                                ----------------------------------------------------
Net increase in net assets
   from operations                  10,171        9,961         1,585         1,760
                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income,
     Retail                         (5,927)      (6,053)         (501)         (587)
   From net investment income,
     Institutional                  (4,247)      (3,907)       (1,095)       (1,150)
   From net realized gains,
     Retail                             --           --            (6)           --
   From net realized gains,
     Institutional                      --           --           (16)           --
                                ----------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (10,174)      (9,960)       (1,618)       (1,737)
                                ----------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
RETAIL
   Proceeds from shares sold       455,007      443,151        29,958        27,490
   Reinvested distributions          5,786        5,971           495           577
   Payments for shares redeemed   (451,416)    (410,527)      (23,442)      (36,138)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from Retail share transactions    9,377       38,595         7,011        (8,071)
                                ----------------------------------------------------

INSTITUTIONAL
   Proceeds from shares sold       459,806      303,525        67,739       129,691
   Reinvested distributions             18            2           427           106
   Payments for shares redeemed   (398,983)    (285,849)     (102,016)     (100,005)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from Institutional
   share transactions               60,841       17,678       (33,850)       29,792
                                ----------------------------------------------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS                       70,215       56,274      ( 26,872)       21,744

NET ASSETS
   Beginning of year               320,582      264,308        63,527        41,783
                                ----------------------------------------------------
   End of year                   $ 390,797     $320,582      $ 36,655     $  63,527
                                ====================================================

See accompanying notes to financial statements.


14. Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
                                          Tax-Free                 Ohio Insured
                                        Intermediate                 Tax-Free
                                          Term Fund                    Fund
------------------------------------------------------------------------------------

                                     Year          Year         Year         Year
                                     Ended         Ended        Ended        Ended
                                   June 30,      June 30,     June 30,     June 30,
(000's)                              1999          1998         1999         1998
------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income         $   2,320     $  2,689      $  3,294     $   3,707
   Net realized gains from
     security transactions             634          504           353         1,577
   Net change in unrealized
     appreciation/depreciation
     on investments                 (1,787)         121        (2,151)          (19)
                                ----------------------------------------------------
Net increase in net assets
   from operations                   1,167        3,314         1,496         5,265
                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income,
     Class A                       (2,149)       (2,503)       (3,095)       (3,489)
   From net investment income,
     Class C                         (171)         (186)         (199)         (218)
   From net realized gains,
     Class A                            --           --        (1,554)         (434)
   From net realized gains,
     Class C                            --           --          (115)          (35)
                                ----------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (2,320)      (2,689)       (4,963)        (4,176)
                                ----------------------------------------------------
FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
   Proceeds from shares sold        13,620       12,408       142,439       140,843
   Reinvested distributions          1,723        2,009         3,500         2,921
   Payments for shares redeemed    (19,292)     (20,581)     (149,279)     (146,316)
                                -----------------------------------------------------
Net decrease in net assets from
   Class A share transactions      (3,949)       (6,164)       (3,340)       (2,552)
                                ----------------------------------------------------
CLASS C
   Proceeds from shares sold         2,454        1,781           550         2,552
   Reinvested distributions            158          173           268           210
   Payments for shares redeemed     (2,620)      (2,418)       (1,038)       (2,250)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from Class C share transactions      (8)        (464)         (220)          512
                                ----------------------------------------------------

TOTAL DECREASE IN NET ASSETS        (5,110)      (6,003)       (7,027)         (951)

NET ASSETS
   Beginning of year                57,643       63,646        74,504        75,455
                                ----------------------------------------------------
   End of year                   $  52,533     $ 57,643      $ 67,477     $  74,504
                                ====================================================

See accompanying notes to financial statements.

Countrywide Investments 15.

TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                       Year Ended June 30,
-----------------------------------------------------------------------------------------------------
                                            1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year    $  1.000    $  1.000    $ 1.000    $  1.000     $  1.000
                                        -------------------------------------------------------------
Net investment income                      0.027       0.030      0.029       0.031        0.030
                                        -------------------------------------------------------------
Dividends from net investment
   income                                 (0.027)     (0.030)    (0.029)     (0.031)      (0.030)
                                        -------------------------------------------------------------
Net asset value at end of year          $  1.000    $  1.000    $ 1.000    $  1.000     $  1.000
                                        -------------------------------------------------------------
Total return                                2.75%       3.03%      2.89%       3.15%        3.07%
                                        =============================================================
Net assets at end of year (000's)       $ 25,234    $ 37,383    $30,126    $  25,342    $ 26,692
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                   0.89%       0.92%      0.99%         0.99%       0.99%
Ratio of net investment income to
   average net assets                      2.74%       2.98%      2.85%         3.09%       3.00%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.95% for the year ended June 30, 1999 (Note 4).


CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        -------------------------------------------------------------
                                                1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------

Net asset value at beginning of year        $  1.000    $  1.000     $ 1.000    $  1.000     $ 1.000
                                        -------------------------------------------------------------
Net investment income                          0.025       0.029       0.028       0.029       0.029
                                        -------------------------------------------------------------
Dividends from net investment
   income                                     (0.025)     (0.029)     (0.028)     (0.029)     (0.029)
                                        -------------------------------------------------------------
Net asset value at end of year              $  1.000    $  1.000     $ 1.000    $  1.000     $ 1.000
                                        -------------------------------------------------------------
Total return                                    2.56%       2.94%       2.81%       2.95%       2.95%
                                        =============================================================
Net assets at end of year (000's)           $ 47,967    $ 41,013     $ 32,186   $ 36,122     $ 19,525
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                        0.75%       0.77%        0.80%      0.80%        0.70%
Ratio of net investment income to
   average net assets                           2.52%       2.89%        2.76%      2.88%        2.83%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82% and 0.85% for the years ended June 30, 1996 and 1995, respectively.

See accompanying notes to financial statements.

16. Countrywide Investments



OHIO TAX-FREE MONEY FUND - RETAIL
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                             Year Ended June 30,
                                        -------------------------------------------------------------
                                             1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------

Net asset value at beginning of year     $  1.000    $  1.000    $ 1.000    $  1.000     $   1.000
                                        -------------------------------------------------------------
Net investment income                       0.027       0.030      0.030       0.031         0.031
                                        -------------------------------------------------------------
Dividends from net investment
   income                                  (0.027)     (0.030)    (0.030)     (0.031)       (0.031)
                                        -------------------------------------------------------------
Net asset value at end of year           $  1.000    $  1.000   $  1.000    $  1.000     $   1.000
                                        =============================================================
Total return                                 2.73%       3.07%      2.99%       3.14%         3.12%
                                        =============================================================
Net assets at end of year (000's)        $214,691    $205,316   $166,719    $240,323     $ 226,606
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                     0.75%       0.75%      0.75%      0.75%          0.74%
Ratio of net investment income to
   average net assets                        2.68%       3.02%      2.93%      3.09%          3.08%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77%, 0.76% and 0.77% for the years ended June 30, 1999, 1998 and 1997, respectively (Note 4).


OHIO TAX-FREE MONEY FUND - INSTITUTIONAL
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------
                                                                          Period
                                                   Year Ended June 30,     Ended
                                                                         June 30,
                                               1999           1998        1997(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $     1.000    $     1.000    $      1.000
                                        -------------------------------------------------------------
Net investment income                          0.029          0.033           0.016
                                        -------------------------------------------------------------
Dividends from net investment income          (0.029)        (0.033)         (0.016)
                                        -------------------------------------------------------------
Net asset value at end of period         $     1.000    $     1.000    $      1.000
                                        =============================================================
Total return                                   2.98%          3.33%           3.31%(C)
                                        =============================================================
Net assets at end of period (000's)      $  176,106     $   115,266    $    97,589
                                        =============================================================
Ratio of net expenses to
   average net assets(B)                       0.50%          0.50%           0.50%(C)
Ratio of net investment income to
   average net assets                          2.93%          3.27%           3.28%(C)

(A) Represents the period from the initial public offering of Institutional shares (January 7, 1997) through June 30, 1997.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.51%, 0.52% and 0.56%(C) for the periods ended June 30, 1999, 1998 and 1997, respectively (Note 4).
(C) Annualized.

See accompanying notes to financial statements.

Countrywide Investments 17.

FLORIDA TAX-FREE MONEY FUND - RETAIL
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        ---------------------------------------------------------------
                                               1999       1998        1997        1996       1995
-------------------------------------------------------------------------------------------------------

Net asset value at beginning of year      $  1.000    $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        ---------------------------------------------------------------
Net investment income                        0.026       0.030       0.029       0.032       0.031
                                        -------------------------------------------------------------
Dividends from net investment
   income                                   (0.026)     (0.030)     (0.029)     (0.032)     (0.031)
                                        -------------------------------------------------------------
Net asset value at end of year            $  1.000    $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        =============================================================
Total return                                  2.68%       3.03%       2.90%       3.29%       3.17%
                                        =============================================================
Net assets at end of year (000's)        $  21,371    $ 14,368     $22,434     $28,906     $24,119
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                      0.75%       0.75%       0.75%       0.61%       0.66%
Ratio of net investment income to
   average net assets                         2.58%       2.98%       2.85%       3.24%       3.12%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.98%, 0.95%, 0.94%, 0.80% and 0.80% for the years ended June 30, 1999, 1998, 1997, 1996 and 1995, respectively (Note 4).


FLORIDA TAX-FREE MONEY FUND - INSTITUTIONAL
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------------
                                                                                      Period
                                                    Year Ended June 30,                Ended
                                                                                     June 30,
                                              1999          1998         1997        1996(A)
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of period    $    1.000    $    1.000   $    1.000    $    1.000
                                        ----------------------------------------------------------------
Net investment income                          0.029         0.032        0.031         0.003
                                        -------------------------------------------------------------
Dividends from net investment income          (0.029)       (0.032)      (0.031)       (0.003)
                                        -------------------------------------------------------------
Net asset value at end of period          $    1.000    $    1.000   $    1.000    $    1.000
                                        -------------------------------------------------------------
Total return                                    2.93%         3.28%        3.16%         3.03%(C)
                                        =============================================================
Net assets at end of period (000's)       $   15,284    $   49,159   $   19,349    $   19,145
                                        =============================================================
Ratio of net expenses to
   average net assets(B)                       0.50%          0.50%        0.50%         0.50%(C)
Ratio of net investment income to
   average net assets                          2.91%          3.23%        3.11%         3.03%(C)

(A) Represents the period from the initial public offering of Institutional shares (May 29, 1996) through June 30, 1996.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.71%, 0.79% and 0.87% for the periods ended June 30, 1999, 1998, 1997 and 1996, respectively
    (Note 4).
(C)  Annualized.

See accompanying notes to financial statements.
18. Countrywide Investments


TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        ----------------------------------------------------------------
                                               1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  11.12    $  11.01    $ 10.85     $  10.86     $ 10.69
                                        ----------------------------------------------------------------
Income from investment operations:
   Net investment income                       0.48        0.50       0.50         0.50       0.49
   Net realized and unrealized gains
     (losses) on investments                  (0.25)       0.11       0.16        (0.01)      0.17
                                        ----------------------------------------------------------------
Total from investment operations               0.23        0.61       0.66         0.49       0.66
                                        ----------------------------------------------------------------

Dividends from net investment
   income                                     (0.48)      (0.50)     (0.50)       (0.50)     (0.49)
                                        ----------------------------------------------------------------

Net asset value at end of year             $  10.87    $  11.12    $  11.01    $  10.85     $ 10.86
                                        ================================================================

Total return(A)                               2.07%       5.63%        6.19%       4.51%       6.36%
                                        ================================================================

Net assets at end of year (000's)        $  47,899     $ 52,896    $ 58,485    $ 67,675     $81,140
                                        ================================================================

Ratio of net expenses to
   average net assets                        0.99%        0.99%        0.99%       0.99%       0.99%

Ratio of net investment income to
   average net assets                        4.33%        4.50%        4.55%       4.52%       4.59%

Portfolio turnover rate                        51%          36%          30%         37%         32%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Countrywide Investments 19.


TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                           Year Ended June 30,
                                        ----------------------------------------------------------------
                                              1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year      $  11.12    $  11.01     $ 10.85    $  10.86     $ 10.69
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                      0.40        0.42        0.43        0.44        0.44
   Net realized and unrealized gains
     (losses) on investments                 (0.24)       0.11        0.16       (0.01)       0.17
                                        ----------------------------------------------------------------
Total from investment operations              0.16        0.53        0.59        0.43        0.61
                                        ----------------------------------------------------------------

Dividends from net investment
   income                                    (0.40)      (0.42)      (0.43)      (0.44)      (0.44)
                                        ----------------------------------------------------------------

Net asset value at end of year            $  10.88    $  11.12     $ 11.01    $  10.85     $ 10.86
                                        ================================================================

Total return(A)                               1.40%       4.85%       5.49%       4.00%       5.82%
                                        ================================================================

Net assets at end of year (000's)         $  4,634    $  4,747     $ 5,161    $  5,239     $ 4,814
                                        ================================================================

Ratio of net expenses to
   average net assets                         1.74%       1.74%       1.65%       1.49%       1.49%

Ratio of net investment income to
   average net assets                         3.58%       3.75%       3.89%       4.02%       4.08%

Portfolio turnover rate                         51%         36%         30%         37%         32%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.


20. Countrywide Investments


Ohio Insured Tax-Free Fund - Class A
Financial Highlights
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                             Year Ended June 30,
                                        ----------------------------------------------------------------
                                               1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  12.37    $  12.22    $ 11.97    $  11.99     $  11.74
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                       0.58        0.61       0.61        0.62        0.63
   Net realized and unrealized gains
     (losses) on investments                  (0.34)       0.23       0.25       (0.02)       0.25
                                        ----------------------------------------------------------------
Total from investment operations               0.24        0.84       0.86        0.60        0.88
                                        ----------------------------------------------------------------

Less distributions:
   Dividends from net investment
     income                                   (0.58)      (0.61)     (0.61)      (0.62)      (0.63)
   Distributions from net realized
     gains                                    (0.29)      (0.08)        --         --          --
                                        ----------------------------------------------------------------
Total distributions                           (0.87)      (0.69)     (0.61)      (0.62)     (0.63)
                                        ----------------------------------------------------------------

Net asset value at end of year             $  11.74    $  12.37    $ 12.22    $  11.97    $ 11.99
                                        ================================================================

Total return(A)                                1.81%       7.03%      7.36%       5.05%      7.75%
                                        ================================================================

Net assets at end of year (000's)         $  62,737   $  69,289    $70,816    $ 75,938    $71,393
                                        ================================================================

Ratio of net expenses to
   average net assets(B)                       0.75%       0.75%      0.75%       0.75%      0.75%

Ratio of net investment income to
   average net assets                          4.72%       4.95%      5.05%       5.12%      5.35%

Portfolio turnover rate                          26%         41%        33%         46%        29%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% for the year ended
    June 30, 1995.

See accompanying notes to financial statements.


Countrywide Investments 21.


OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                           Year Ended June 30,
                                        ----------------------------------------------------------------
                                              1999        1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  12.37    $  12.22    $ 11.97     $  12.00     $ 11.74
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                       0.49        0.52       0.53         0.56        0.57
Net realized and unrealized gains
  (losses) on investments                     (0.34)       0.23       0.25        (0.03)       0.26
                                        ----------------------------------------------------------------
Total from investment operations               0.15        0.75       0.78         0.53        0.83
                                        ----------------------------------------------------------------

Less distributions:
   Dividends from net investment
     income                                   (0.49)      (0.52)     (0.53)       (0.56)     (0.57)
                                        ----------------------------------------------------------------
   Distributions from net realized
     gains                                    (0.29)      (0.08)        --         --          --
                                        ----------------------------------------------------------------
Total distributions                           (0.78)      (0.60)     (0.53)       (0.56)     (0.57)

Net asset value at end of year             $  11.74    $  12.37   $  12.22     $  11.97    $ 12.00
                                        ================================================================

Total return(A)                               1.05%       6.24%      6.65%        4.44%       7.31%
                                        ================================================================

Net assets at end of year (000's)         $  4,740    $  5,215    $  4,639     $  3,972    $  4,165
                                        ================================================================

Ratio of net expenses to
   average net assets(B)                      1.50%       1.50%       1.42%        1.25%       1.25%

Ratio of net investment income to
   average net assets                         3.97%       4.20%       4.37%        4.62%       4.84%

Portfolio turnover rate                         26%         41%         33%          46%         29%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% for the year ended
    June 30, 1995.

See accompanying notes to financial statements.


22. Countrywide Investments

Notes to Financial Statements
June 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION
The Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (collectively, the Funds) are each a separate series of shares of Countrywide Tax-Free Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each offer two classes of shares: Retail shares (sold subject to a distribution fee of up to 0.25% of average daily net assets of each Fund) and Institutional shares (sold without a distribution fee). Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which will cause Retail shares to have a higher expense ratio and to pay lower dividends than those related to Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as checkwriting and automatic investment and redemption plans.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to 0.25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% for a one-year period and a distribution fee of up to 1% of average daily net assets of each Fund). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (Note 7).


Countrywide Investments 23.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Trust's significant accounting policies:

Security valuation -- Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund and Florida Tax-Free Money Fund securities are valued on an amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund securities are valued at market using an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Tax-Free Money Fund and the California Tax-Free Money Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The net asset value per share of each class of shares of the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The offering price per share of the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund is equal to the net asset value per share. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to the net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share (Note 7).

The redemption price per share of each Fund, including each class of shares with respect to the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, is equal to the net asset value per share. However, Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Allocations between classes -- Investment income earned by the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.


24. Countrywide Investments

--------------------------------------------------------------------------------
Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1999:
-----------------------------------------------------------------------
                                             Tax-Free      Ohio Insured
                                           Intermediate      Tax-Free
(000's)                                     Term Fund          Fund
-----------------------------------------------------------------------
Gross unrealized appreciation              $     1,264      $     2,910
Gross unrealized depreciation                     (613)            (380)
-----------------------------------------------------------------------
Net unrealized appreciation                $       651      $     2,530
=======================================================================
The tax basis of portfolio investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1999, the Tax-Free Intermediate Term Fund had a capital loss carryforward for federal income tax purposes of $361,822, which expires on June 30, 2004. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended June 30, 1999:
------------------------------------------------------------------------
                                              Tax-Free      Ohio Insured
                                            Intermediate      Tax-Free
(000's)                                       Term Fund         Fund

------------------------------------------------------------------------
Purchases of investment securities          $    26,540      $    17,908
========================================================================
Proceeds from sales and maturities of
   investment securities                    $    32,461      $    26,665
========================================================================

4.  TRANSACTIONS WITH AFFILIATES
The Chairman, President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


Countrywide Investments 25.

MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100 million, 0.45% of such net assets from $100 million to $200 million, 0.4% of such net assets from $200 million to $300 million and 0.375% of such net assets in excess of $300 million.

In order to voluntarily reduce operating expenses during the year ended June 30, 1999, the Adviser waived investment advisory fees of $17,332 for the Tax-Free Money Fund, $51,659 for the Ohio Tax-Free Money Fund and $124,338 for the Florida Tax-Free Money Fund.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25 per shareholder account from each of the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund and $21 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,500 per month from the Tax-Free Money Fund, $3,000 per month from the California Tax-Free Money Fund, $6,000 per month from the Ohio Tax-Free Money Fund, $3,500 per month from the Florida Tax-Free Money Fund, and $4,000 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund is subject to an additional charge of 0.001% of its respective average daily net assets in excess of $300 million, and each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $3,824 and $9,705 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1999. In addition, the Adviser collected $13,216 and $1,347 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.


26. Countrywide Investments

CUSTODIAN AGREEMENTS
The Fifth Third Bank, which serves as the custodian for each Fund except for the Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1999. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of June 30, 1999. Under the terms of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

5. CAPITAL SHARE TRANSACTIONS
Capital share transactions for the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets. Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are the result of the following capital share transactions:

------------------------------------------------------------------------

                            Tax-Free Intermediate          Ohio Insured
                                  Term Fund               Tax-Free Fund

------------------------------------------------------------------------

                             Year          Year         Year         Year
                             Ended         Ended        Ended        Ended
                           June 30,      June 30,     June 30,     June 30,
(000's)                      1999          1998         1999         1998
--------------------------------------------------------------------------------

CLASS A
Shares sold                  1,222        1,116        11,637        11,401
Shares reinvested              154          181           287           236
Shares redeemed             (1,729)      (1,853)      (12,181)      (11,832)
--------------------------------------------------------------------------------
Net decrease in shares
   outstanding                (353)        (556)         (257)         (195)
Shares outstanding,
   beginning of year         4,758        5,314         5,600         5,795
--------------------------------------------------------------------------------
Shares outstanding,
   end of year               4,405        4,758         5,343         5,600
================================================================================

CLASS C
Shares sold                    219          160            45           206
Shares reinvested               14           16            22            17
Shares redeemed               (234)        (218)          (85)         (181)
--------------------------------------------------------------------------------
Net increase (decrease) in
   shares outstanding           (1)         (42)          (18)           42
Shares outstanding,
   beginning of year           427          469           422           380
--------------------------------------------------------------------------------
Shares outstanding,
   end of year                 426          427           404           422
================================================================================



Countrywide Investments 27.

--------------------------------------------------------------------------------
6.  PORTFOLIO COMPOSITION
As of June 30, 1999, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio personal income tax. The California Tax-Free Money Fund was invested exclusively in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. The Florida Tax-Free Money Fund was 74.7% invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. As of June 30, 1999, 15.5% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 12.2% in the State of Texas and 10.7% in the state of Minnesota. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund, see the Fund's Portfolio of Investments.

The California Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. As of June 30, 1999, no non-diversified Fund had concentrations of investments (10% or greater) in any one issuer.

The Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1999, 49.9% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 22.2% were rated AA/Aa, 24.4% were rated A/A and 3.5% were not rated.

As of June 30, 1999, 94.7% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Three private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 61.1% of its portfolio securities.



28. Countrywide Investments

The concentration of investments for each Fund as of June 30, 1999, classified by revenue source, was as follows:


-----------------------------------------------------------------------------------------
                                     California   Ohio    Florida     Tax-Free     Ohio
                            Tax-Free  Tax-Free  Tax-Free  Tax-Free  Intermediate  Insured
                              Money     Money     Money     Money       Term     Tax-Free
                              Fund      Fund      Fund      Fund        Fund       Fund

-----------------------------------------------------------------------------------------
General Obligations          12.2%      8.7%     19.4%     13.1%       13.3%       43.3%
Revenue Bonds:
-----------------------------------------------------------------------------------------
   Industrial Development/
     Pollution Control       40.3%     32.5%     18.7%     12.3%        4.8%       4.9%
   Hospital/Health Care       7.8%     10.0%     29.6%     14.3%       24.3%       19.1%
   Utilities                 11.1%     13.8%     12.7%     14.6%        8.7%       16.7%
   Education                  5.4%     12.5%      4.9%     15.8%       17.6%        2.7%
   Housing/Mortgage           8.8%      7.5%      3.9%     16.4%       11.4%        4.4%
   Economic Development       4.4%      8.3%      4.1%      5.8%        2.4%         --
   Public Facilities          5.0%       --       2.5%      1.4%        5.5%        4.9%
   Transportation               --      1.1%      2.4%      2.0%        4.8%        3.0%
   Special Tax                1.0%      1.3%      1.3%      1.2%        2.5%         --
   Leases                       --      3.4%       --        --          --          --
   Miscellaneous              4.0%      0.9%      0.5%      3.1%        4.7%       1.0%
-----------------------------------------------------------------------------------------
Total                       100.0%    100.0%    100.0%    100.0%      100.0%     100.0%
=========================================================================================

7.  MAXIMUM OFFERING PRICE PER SHARE
Effective August 1, 1999, for accounts opened after July 31, 1999, the maximum offering price per share of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). Effective August 1, 1999, for all accounts, the maximum offering price per share of Class C shares of each Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

8.  FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)
In accordance with federal tax requirements, each Fund designates its respective dividends paid from net investment income during the year ended June 30, 1999, as "exempt-interest dividends." In addition, on October 30, 1998, the Florida Tax-Free Money Fund declared and paid a long-term capital gain distribution of $0.000324 per share, and the Ohio Insured Tax-Free Fund declared and paid a short-term capital gain distribution of $0.0440 per share and a long-term capital gain distribution of $0.2410 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of such capital gain distributions paid during calendar year 1998.



Countrywide Investments 29.


Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------

 Principal                                                                     Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity     Value
  (000's)  General Obligation Bonds-- 30.2%                 Rate       Date    (000's)

-----------------------------------------------------------------------------------------
$ 340 West Virginia St. Bldg. Comm. Lease Rev., Ser. C
         (WV Regional Jail)                                3.600%  07/01/99  $    340
  315 Washoe Co., NV, GO, Prerefunded @ 102                7.375   07/01/99       321
  250 Jefferson, LA, Sales Tax Dist. Prerefunded @ 100     8.250   07/01/99       250
  400 American Municipal Power Sys. Impt. BANS
         (Montpelier Village Proj.)                        3.550   07/15/99       400
  225 Denton Co., TX, GO                                   7.500   07/15/99       225
  150 Philadelphia, PA, Gas Works Rev., Ser. 15            4.100   08/01/99       150
  485 Arlington, TX, Perm. Impt. GO                        4.500   08/15/99       485
  235 Georgetown, TX, GO                                   5.500   08/15/99       236
  100 Armstrong Co., PA, Hosp. Auth. Health Center Rev.
         (St. Francis Health Care Proj.)                   6.300   08/15/99       100
  250 Charlotte, NC, COP, Ser. D (Govt. Equip. Proj.)      5.050   09/01/99       251
  500 Rhode Island St. GO, Ser. B, Prerefunded @ 102       6.800   10/15/99       508
  170 Commerce Charter Twnp., MI, Spec.
          Assessment GO, Ser. B                            3.700   11/01/99       170
  100 West Virginia St. Water Dev. Auth. Rev., Ser. A
         (Loan Program)                                    4.800   11/01/99       100
  185 Lewistown Boro, PA, GO, Prerefunded @ 100            6.100   12/15/99       187
  560 American Municipal Power Sys. Impt. BANS
         (Wellington Village Proj.)                        3.500   12/16/99       560
  600 Massillon City, OH, Parks and Recreation GO BANS     3.730   01/14/00       602
  571 American Municipal Power Sys. Impt. BANS
         (Milan Village Proj.)                             3.500   01/21/00       571
  500 American Municipal Power Sys. Equipment BANS
         (Distributive Generation Proj.)                   4.250   01/21/00       500
  500 Northern Ozaukee School Dist., WI, GO BANS    .      3.400   02/01/00       500
  395 Umatilla Indian Reserv. Conferated
          Tribes GO, Ser. A                                4.200   02/01/00       397
  180 Lewisville, TX, GO                                   5.000   02/15/00       182
  120 The Colony, TX, GO, Prerefunded @ 100                6.800   02/15/00       122
  475 American Municipal Power Sys. Impt. BANS
              (Bradner Village Proj.)                      3.600   03/23/00       475
------                                                                       ------------
$7,606 Total Fixed Rate Revenue & General Obligation Bonds
       (Amortized Cost $7,632)                                               $  7,632
-----------------------------------------------------------------------------------------


30. Countrywide Investments



Tax-Free Money Fund (Continued)
-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 52.3%                            Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$ 800 Trinity River, TX, IDR, Ser. 1997 (ADP, Inc. Proj.)  3.700%  07/01/99  $    800
  500 Indiana Health Fac. Fin. Auth. Rev., Ser. 1997
          (Capital Access Designated Pool)                 3.550   07/07/99       500
  600 Arapahoe Co., CO, Parkview Metro. Dist. GO           3.550   07/07/99       600
1,000 Tucson, AZ, IDA MFH Rev. (Lincoln Garden Proj.)      3.600   07/07/99     1,000
  600 Illinois Dev. Fin. Auth. Rev., Ser. 1992
          (Uhlich Children's Home Proj.)                   3.650   07/07/99       600
1,100 Scio Twnp., MI, EDR                                  3.730   07/07/99     1,100
  200 Indiana St. Dev. Fin. Auth. Rev.
          (Lutheran High School)                           3.750   07/07/99       200
  500 San Rafael, CA, IDR, Ser. 1984
          (Phoenix American, Inc.)                         3.750   07/07/99       500
  590 Brooklyn Park, MN, IDR (Schmidt Proj.)               3.850   07/07/99       590
  500 Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)            3.850   07/07/99       500
  815 Harvard, IL, Health Care Fac. Rev., Ser. 1998
         (Harvard Memorial Hosp. Proj.)                    3.850   07/07/99       815
  200 Hope, AR, IDR, Ser. A (Champion Parts, Inc. Proj.)   3.950   07/07/99       200
  973 Kansas City, MO, IDR (A.M. Castle & Co. Proj.)       3.950   07/07/99       973
1,275 Mankota, MN, IDR, Ser. 1998 (Sacco Family LP Proj.)  3.950   07/07/99     1,275
  649 Franklin Park, IL, Rev., Ser. 1994
          (A.M. Castle &  Co. Proj.)                       3.950   07/07/99       649
  188 Rosemont, IL, IDR (A.M. Castle & Co. Proj.)          3.950   07/07/99       188
  290 Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)            4.050   07/07/99       290
  900 Eddyville, IA, IDR (Heartland Lysine, Inc.)          4.100   07/07/99       900
1,000 Coppell, TX, IDR (Minyards Prop., Inc.)              3.500   07/30/99     1,000
  500 Arapahoe Co., CO, Rev., Ser. 1997
          (Denver Jet Center Proj.)                        3.550   07/30/99       500
------                                                                       ------------
$3,180 Total Floating & Variable Rate Demand Notes
------ (Amortized Cost $13,180)                                              $ 13,180
                                                                             ------------


--------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Adjustable Rate Put Bonds-- 16.3%               Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$1,200 Owensboro, KY, IDR, Ser. 1985 (Dart Container)      3.300%  09/01/99  $  1,200
  145 Cuyahoga Co., OH, IDR (Halle Office Bldg.)           3.575   10/01/99       145
 1,000 Westmoreland Co., PA, IDR (White
          Consolidated Industries)                         3.520   12/01/99     1,000
  650 Lexington-Fayette Co., KY, Urban Govt. Rev.
         (Providence Montessori)                           3.625   01/01/00       650
  525 Colorado Health Fac. Auth. Rev., Ser. 1998A
         (AMC Cancer Center)                               3.400   01/15/00       525
  605 Buckeye Tax-Exempt Mtg. Bond Trust                   3.400   02/01/00       603
------                                                                       ------------
$4,125 Total Adjustable Rate Put Bonds
       (Amortized Cost $4,123)                                               $  4,123
-----------------------------------------------------------------------------------------

$24,911 Total Investment Securities-- 98.8%
           (Amortized Cost $24,935)                                          $ 24,935
=======                                                                      ------------

        Other Assets in Excess of Liabilities-- 1.2%                              299
                                                                             ------------

        Net Assets-- 100%                                                    $ 25,234
                                                                             ============

See accompanying notes to financial statements and notes to portfolios of investments.


Countrywide Investments 31.

--------------------------------------------------------------------------------
California Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
--------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 28.8%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$      986 University of California, Regents COP, Ser. A   3.200%  07/01/99  $   984
       425 Sacramento Co., CA, Airport Sys. Rev., Ser. B   3.500   07/01/99      425
       340 Fremont, CA, USD, Ser. A                        3.400   08/01/99      340
       200 Roseville, CA, Local Govt. Fin. Auth. Rev.,
              Prerefunded @ 101                            6.250   08/01/99      203
       400 California St. GO                               6.700   08/01/99      401
       255 Napa Valley, CA, USD GO                         7.000   08/01/99      256
       900 Castro Valley, CA, USD GO                       7.000   08/01/99      903
       110 Reef-Sunset, CA, USD GO                         7.500   08/01/99      110
       330 Compton, CA, Cmnty. Redev. Agcy.
              (Walnut Indust. Park), Prerefunded @ 102     7.500   08/01/99      338
       150 Coachella Valley Co., CA, Water Dist.
              No. 54 Impt. Rev.                           10.200   08/01/99      151
       270 California St. Cmntys. Dev. Auth. Rev.
              (Monterey Peninsula)                         4.000   08/15/99      270
       110 California St. Cmntys. Dev. Auth. Rev.
              (Sutter Health Obligated Group)              4.500   08/15/99      110
       210 Los Angeles, CA, Conv. & Exhib. Ctr. Auth. COP,
              Ser. A, Prerefunded @ 101.5                  7.375   08/15/99      214
       200 Glendora, CA, Pub. Fin. Auth. Rev.              3.150   09/01/99       20
       105 Los Angeles Co., CA, Schs. Regionalized
              Business Svcs. Rev., Ser. B                  3.300   09/01/99      105
       250 Modesto, CA, CSD COP                            3.500   09/01/99      250
       405 Saratoga, CA, USD GO                            4.000   09/01/99      405
       100 Southern California Rapid Tran. Dist. Rev       5.000   09/01/99      100
       310 Escondido, CA, Joint Pwr. Fin. Auth. Lease
              Rev., Ser. B (Escondido Civic Ctr.)          5.300   09/01/99      311
       100 California St. GO                               5.750   09/01/99      100
       500 Los Angeles, CA, GO, Ser. A                     6.250   09/01/99      503
     1,000 San Francisco, CA, City & Co., USD GO           4.500   09/22/99    1,002
       794 University of California, Regents COP, Ser. A   3.250   10/01/99      792
       250 Sunnyvale, CA, Fin. Auth. Utility Rev., Ser. B
              (Solid Waste Materials Recovery)             5.300   10/01/99      251
       300 California St. GO                               6.600   11/01/99      304
       802 University of California, Regents COP, Ser. A   3.350   01/01/00      800
       125 California MFH HFA Rev., Ser. A                 3.450   02/01/00      125
       115 Palmdale, CA, Cmnty. Dev. Agcy.
              Residential Mtg. Rev., Ser. A                6.500   02/01/00      117
       250 Santa Clara Valley, CA, Water Dist. COP,
              Prerefunded @ 102                            6.600   02/01/00      260
       250 California St. GO                               4.800   03/01/00      253
       100 Mesa, CA, Consolidated Water Dist. COP          4.400   03/15/00      101
       100 California St. GO                               6.650   04/01/00      103
       150 Northern California Trans. Rev., Ser. A,
              Prerefunded @ 101.5                          7.000   05/01/00      157
     2,500 California St. Veterans GO                      3.200   06/01/00    2,500
       200 California Health. Fac. Fin. Auth.
              Rev., Ser. B (Catholic Health Facs.)         4.250   07/01/00      201
       165 Sacramento, CA, Utility Dist. Rev., Ser. 7      5.000   07/01/00      168
----------                                                                 ---------
$   13,757 Total Fixed Rate Revenue & General Obligation Bonds
           (Amortized Cost $13,813)                                         $ 13,813
----------                                                                 ---------


32. Countrywide Investments


 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 28.8%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$      600 California Health Fac. Fin. Auth. Rev.,
              Ser. 1998C (Adventist Hosp.)                 3.100%  07/01/99 $    600
       398 Orange Co., CA, Impt. Rev. Asses. Dist. No. 88  3.100   07/01/99      398
     1,000 California Statewide Cmntys. Dev. Corp. Rev.
              (House Ear Institution)                      3.100   07/01/99    1,000
       300 Santa Ana, CA, Health Fac. Rev.
              (Town & Country Manor Proj.)                 3.100   07/01/99      300
       600 California PCR Fin. Auth.
              (Pacific Gas & Electric)                     3.100   07/01/99      600
     2,000 California Health Fac. Fin. Auth. Rev.,
              Ser. 1998B (Adventist Hosp.)                 3.100   07/01/99    2,000
       700 Newport Beach, CA, Rev., Ser. B
              (Hoag Memorial Hosp.)                        3.150   07/01/99      700
       600 Newport Beach, CA, Rev., Ser. C
              (Hoag Memorial Hosp.)                        3.150   07/01/99      600
     2,000 Rancho, CA, Water Dist. Fin. Rev., Ser. 1998A   3.000   07/07/99    2,000
       500 Riverside, CA, IDR Issue A
              (Sunclipse, Inc. Proj.)                      3.050   07/07/99      500
       600 Montebello, CA, IDR (Sunclipse, Inc. Proj.)     3.050   07/07/99      600
       400 California PCR Fin. Auth., Ser. 1983
              (Southdown, Inc.)                            3.150   07/07/99      400
     3,100 California PCR Fin. Auth., Ser. 1983
              (Southdown, Inc.)                            3.150   07/07/99    3,100
     1,000 Los Angeles, CA, Comm. Dev. COP
              (Willowbrook Proj.)                          3.200   07/07/99    1,000
       400 Orange, CA, IDR (Control Air Conditioning)      3.450   07/07/99      400
     2,000 ABN AMRO Munitops Trust Cert. (San Diego, CA)   3.450   07/07/99    2,000
     1,100 Los Angeles, CA, MFH Rev. (Studio Colony)       3.500   07/07/99    1,100
     1,600 Vacaville, CA, IDA IDR (Leggett &
              Platt, Inc.)                                 3.550   07/07/99    1,600
     1,960 California Public Capital Impt.
              Fin. Auth. Rev.                              3.600   07/07/99    1,960
     1,300 San Bernardino Co., CA, COP                     3.620   07/07/99    1,300
       900 Alameda Co., CA, IDR, Ser. A
              (Plyproperties Proj.)                        3.700   07/07/99      900
     1,000 Alameda Co., CA, IDR, Ser. A
              (Tool Family Partnership)                    3.700   07/07/99    1,000
     1,100 Alameda Co., CA, IDR (Dicon
              Fiberoptics, Inc. Proj. A)                   3.700   07/07/99    1,100
     2,600 San Rafael, CA, IDR, Ser. 1984
              (Phoenix American, Inc.)                     3.750   07/07/99    2,600
       900 San Bernardino, CA, IDR (LaQuinta Motor Inns)   3.850   07/07/99      900
     1,000 San Bernardino Co., CA, Capital Impt.
              Refinancing Proj. Rev.                       3.850   07/07/99    1,000
     1,500 Hanford, CA, Sewer Rev., Ser A                  3.850   07/07/99    1,500
     2,000 ABAG Fin. Auth. Nonprofit Corps.
              MFH Rev., Ser. A                             4.000   07/07/99    2,000
       520 California Statewide Cmntys. Dev. Corp. Rev.
              (Michigan Hanger)                            4.400   07/07/99      520
       220 California Statewide Cmntys. Dev. Corp. Rev.
              (Jaygee Realty Proj.)                        4.450   07/07/99      220
----------                                                                   ------------
$   33,898 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $33,898)                                          $33,898
----------                                                                   ------------

$   47,655 Total Investment Securities-- 99.5%
           (Amortized Cost $47,111)                                          $47,711
==========
           Other Assets in Excess of Liabilities-- 0.5%                          256
                                                                             ------------

           Net Assets-- 100%                                                 $47,967
                                                                             ============


See accompanying notes to financial statements and notes to portfolios of investments.



Countrywide Investments 33.

Ohio Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
--------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 29.7%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$    2,100 American Municipal Power Sys. Impt. BANS
              (Montpelier Village Proj.)                   3.950%  07/15/99 $  2,100
       820 Columbus, OH, GO (Police/Fireman Disability)    4.000   07/15/99      820
       800 Miami Co., OH, Bldg. Impt. GO BANS              3.800   07/15/99      800
     1,200 Sandusky Co., OH, Various Purpose GO BANS       4.125   07/29/99    1,200
       928 Mason-Deerfield, OH, Joint Fire Dist.
              GO BANS, Ser. 1998                           4.000   08/05/99      928
     2,500 Ottawa Co., OH, Regional Water Sys.
              Impt. GO BANS                                4.000   08/06/99    2,501
       625 Lake Co., OH, Hosp. Fac. Rev., Ser. 1998
              (Lake Hosp. Sys.)                            4.000   08/15/99      625
     3,000 American Municipal Power Sys. Impt. BANS
              (City of Bryan Proj.)                        3.850   08/27/99    3,000
     1,454 Leetonia, OH, School Dist. Impt.
              GO BANS, Ser. 1999                           3.740   09/01/99    1,455
       520 Washington Co., OH, Hosp. Impt. Rev.
              (Marietta Area Health)                       4.000   09/01/99      520
       375 Springboro City, OH, Clear Creek
              Park Impt. GO BANS                           4.150   09/02/99      375
     1,000 Loveland, OH, Real Estate Acq. GO BANS          3.860   09/09/99    1,000
       900 Springboro, OH, Street Impt. GO BANS
              (South Tech. Bus. Park)                      4.050   09/09/99      901
     1,000 American Municipal Power Sys. Impt. BANS
              (Bowling Green Project)                      3.800   09/10/99    1,000
       200 American Municipal Power Sys. Impt. BANS
              (Bowling Green Project)                      3.800   09/10/99      200
     1,000 Cleveland, OH, Parking Fac Rev.                 4.450   09/15/99    1,003
     1,325 Marysville, OH, Various Purpose GO BANS         3.460   09/15/99    1,326
       500 Ravena Township, OH, Twnp. Hall &
              Garage GO BANS                               4.050   09/15/99      500
     1,100 Adena, OH, LSD School Impt. GO BANS,
              Ser. 1999S                                   3.590   09/16/99    1,101
     2,440 Muskingum Co., OH, Various Purpose GO BANS      3.800   09/22/99    2,442
     1,475 Mayfield Village, OH, Various Purpose GO BANS   3.650   09/28/99    1,476
        50 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.250   10/01/99       52
       210 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.300   10/01/99      217
        95 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.350   10/01/99       98
       500 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.500   10/01/99      516
       500 Gallia Co., OH, Hosp. Fac. Rev.
              (Holzer Med. Ctr.)                           3.300   10/01/99      500
     1,000 Ohio St. Bldg. Auth. Rev., Ser. C,
              Prerefunded @ 103                            7.200   10/01/99    1,039
       200 Ohio St. Bldg. Auth. Rev., Ser. A               4.200   10/01/99      200
       600 Beachwood, OH, Street & Sewer Impt. GO BANS     3.750   10/07/99      600
       550 Van Wert Co., OH, Various Purpose GO BANS       3.800   10/13/99      551
     1,945 Jackson Co., OH, Various Purpose GO BANS,
              Ser. 1998                                    3.620   10/14/99    1,947
     2,000 Lucas Co., OH, Metro Sewer & Water Dist.
              Rev., Ser. 1998                              3.625   10/20/99    2,002
       135 Hamilton, OH, GO (Police/Fireman Pension)       4.650   11/01/99      136
     1,000 Ohio St. Pub. Fac. Higher Educ.
              Rev., Ser. II-B                              4.500   11/01/99    1,005
     2,300 American Municipal Power Sys. Impt. BANS
              (Pioneer Village Proj.)                      3.400   11/05/99    2,300
     4,000 Evergreen, OH, LSD GO BANS                      4.500   11/08/99    1,103



34. Countrywide Investments


Ohio Tax-Free Money Fund (Continued)
-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 29.7% (Continued)    Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    1,100 North Hampton Village, OH, Sewer Sys.
              First Mtg. RANS, Ser. 1999                   4.400%  11/12/99 $  1,104
     1,065 Marysville, OH, Various Purpose GO BANS         3.510   11/18/99    1,066
     2,000 Summit Co., OH, Various Purpose GO BANS,
              Ser. 1998                                    3.625   11/18/99    2,005
     2,440 Chesapeake-Union, OH, LSD School Impt. GO BANS  4.200   11/20/99    2,444
     1,000 Belmont Co., OH, Sanitary Sewer Impt. GO BANS   3.510   11/23/99    1,001
     1,545 Marion Co., OH, Various Purpose GO BANS         3.470   11/23/99    1,546
       580 Muskingum Co., OH, GO BANS
              (Brandywine Blvd. Extension)                 3.650   11/30/99      581
       280 Southwest Licking, OH, LSD School
              Impt. GO BANS                                3.100   12/01/99      280
       830 Sycamore, OH, CSD School Impt. GO, Ser. A       3.400   12/01/99      830
       250 Tuscarawas Valley, OH, LSD GO                   3.400   12/01/99      250
     2,000 Eastern Ohio Regional Wastewater
              Auth. Impt. Rev. BANS                        4.200   12/02/99    2,003
     3,000 American Municipal Power Sys. Impt. BANS
              (Bowling Green Proj.)                        3.400   12/03/99    3,000
     1,000 Logan Co., OH, Sanitary Sewer Sys.
              Impt. GO BANS                                3.640   12/15/99    1,001
       810 Mahoning Valley, OH, Sanitation Dist. Rev.      4.000   12/15/99      813
     5,000 Hamilton, OH, LSD School Impt.
              GO BANS, Ser. 1999                           4.200   12/22/99    5,016
       748 Lima, OH, Land Aquisition GO BANS
              (River Corridor Proj.)                       3.600   01/12/00      749
       660 Worthington, OH, CSD School Impt.
              GO BANS, Ser. 1999                           3.440   01/13/00      661
     5,000 American Municipal Power Sys. Equipment BANS
              (Distributive Generation Proj.)              4.250   01/21/00    5,000
     1,335 Marysville, OH, Various Purpose GO BANS         3.410   01/27/00    1,337
       500 North Ridgeville, OH, Water Sys. Impt. GO BANS  3.600   02/01/00      501
     1,120 Marion Co., OH, Various Purpose GO BANS         3.500   02/08/00    1,122
       486 Maple Heights, OH, CSD Energy Conservation Impt.
              GO BANS, Ser. 1999                           4.000   02/11/00      488
       975 Ottawa Co., OH, Regional Water Sys.
              Impt. GO BANS                                3.500   02/16/00      977
     1,000 Mason, OH, CSD School Impt. GO BANS, Ser. 1999  3.380   02/17/00    1,003
       765 Ottawa Co., OH, Port Auth. Fac. Impt. GO BANS   3.550   02/21/00      766
       600 North Ridgeville, OH, Road Impt.
              GO BANS, Ser. 1999 (Bainbridge Proj.)        3.600   03/02/00      601
       800 Salem, OH, CSD School Impt. GO BANS, Ser. 1999  3.460   03/03/00      801
     1,000 Marysville, OH, Various Purpose GO BANS         3.360   03/16/00    1,002
     2,000 American Municipal Power Sys. Impt. BANS
              (St. Mary's Proj.)                           3.550   03/23/00    2,000
       300 New Knoxville, OH, School Construction GO BANS  4.510   03/23/00      303
     2,200 American Municipal Power Sys. Impt. BANS
              (Lodi Village Proj.)                         3.400   03/24/00    2,200
     1,400 American Municipal Power Sys. Impt. BANS
              (Genoa Village Proj.)                        3.600   03/28/00    1,400
       850 Genoa, OH, Water Sys. Impt. GO BANS             3.400   03/30/00      850
       700 Franklin Co., OH, Dev. Ref. Rev., Ser. 1983
              (American Chemical Soc. Proj.)               5.500   04/01/00      710
       700 Brook Park, OH, GO BANS                         3.500   04/07/00      701
     1,060 Marysville, OH, Various Purpose GO BANS         3.460   04/13/00    1,062
     1,150 Marysville, OH, Various Purpose GO BANS         3.590   04/13/00    1,153
     4,300 Hebron, OH, Sanitary Sewer Sys. Rev.            4.000   04/17/00    4,318
     1,000 Ohio St. Highway Impt. GO, Ser. C               4.000   05/01/00    1,004
Countrywide Investments 35.

Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 29.7% (Continued)    Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$    1,500 Mentor, OH, Exempted Village School Dist.
              GO BANS, Ser. 1999                           3.380%  05/04/00 $  1,501
     3,000 Cincinnati, OH, CSD GO BANS                     3.900   05/12/00    3,013
     1,500 Ross Co., OH, Bldg. Auth. Acquisition GO BANS   3.300   05/17/00    1,500
     1,100 Williard City, OH, Street Impt. GO BANS         3.650   05/25/00    1,102
     1,040 Ohio St. Water Dev. Auth. Impt. Rev.            5.000   06/01/00    1,053
       450 Springboro, OH, GO BANS (South Main Street)     3.660   06/01/00      451
     1,640 Ohio St. Water Dev. Auth. Impt. Rev.            5.400   06/01/00    1,671
     1,100 Marysville, OH, GO BANS (Phase II Notes)        3.880   06/15/00    4,010
     2,450 Marysville, OH, Various Purpose GO BANS         3.660   06/15/00    2,456
     2,755 Obetz, OH, Various Purpose GO BANS              3.700   06/15/00    2,760
     1,000 American Municipal Power Sys. Impt. BANS
              (Village of New Bremen Proj.)                3.700   06/16/00    1,000
     1,250 American Municipal Power Sys. Impt. BANS
              (Deshler, OH, Proj.)                         4.000   06/16/00    1,250
     3,000 East Muskingum, OH, Water Auth. Rev. BANS       4.320   06/22/00    3,009
----------                                                                 ---------
$  115,681 Total Fixed Rate Revenue & General Obligation Bonds
           (Amortized Cost $115,964)                                        $115,964
----------                                                                 ---------
-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3%                            Rate      Date    (000's)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$    4,400 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp. of Cleveland)              3.800%  07/01/99 $  4,400
     2,800 Ohio St. Air Quality Dev. Auth. Rev. (CG&E)     3.350   07/01/99    2,800
       300 Ohio St. Water Dev. Auth. Impt. Rev.,
              Ser. 1996B (Mead Corp.)                      3.800   07/01/99      300
     1,600 Ohio St. Water Dev. Auth. Impt. Rev.,
              Ser. B (Mead Corp.)                          3.800   07/01/99    1,600
     7,000 ABN AMRO Munitops Trust Cert. 1998-I8
              (Cleveland Water Works)                      3.560   07/07/99    7,000
       400 Akron, Bath & Copley, OH, Joint Twnsp.
              Hosp. Rev. (Visiting Nurse Svcs. Proj.)      3.650   07/07/99      400
     1,515 Allen Co., OH, Health Care Fac. Rev.
              (Mennonite Memorial Home Proj.)              3.650   07/07/99    1,515
     1,335 Village of Andover, OH, Health Care Rev.,
              Ser. 1996 (D&M Realty Proj.)                 3.620   07/07/99    1,335
     3,400 Ashtabula Co., OH, Hosp. Fac. Rev., Ser. 1995
              (Ashtabula Co. Med. Ctr. Proj.)              3.620   07/07/99    3,400
     3,055 Butler Co., OH, Hosp. Fac. Rev., Ser. 1998A
              (Berkeley Square Retirement Ctr. Proj.)      3.650   07/07/99    3,055
     1,000 Butler Co., OH, IDR (Phillip Morris Co.)        3.650   07/07/99    1,000
       950 Centerville, OH, Health Care Rev.
              (Bethany Memorial)                           3.500   07/07/99      950
     9,400 Clermont Co., OH, Hosp. Fac. Rev., Ser. A
              (Mercy Health Sys.)                          3.500   07/07/99    9,400
     2,600 Clermont Co., OH, Hosp. Fac. Rev., Ser. B
              (Mercy Health Sys.)                          3.600   07/07/99    2,600
       468 Cleveland, OH, Parking Fac. Rev.                3.770   07/07/99      468
     3,910 Cleveland, OH, Waterworks Rev., Ser. 58         3.700   07/07/99    3,910
     1,600 Clinton Co., OH, Hosp. Rev.
              (Clinton Memorial Hosp.)                     3.650   07/07/99    1,600

36. Countrywide Investments

Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3% (Continued)                Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$    7,000 Clinton Co., OH, Hosp. Rev. (Ohio
              Hospital Cap., Inc.)                         3.500%  07/07/99 $  7,000
       200 Columbus, OH, GO, Ser. 1                        3.650   07/07/99      200
     1,700 Columbus, OH, Sewer Sys. Rev.                   3.700   07/07/99    1,700
     2,200 Cuyahoga Co., OH, Educ. Fac. Rev., Ser. 1998
              (United Cerebral Palsy Assoc.)               3.600   07/07/99    2,200
       555 Cuyahoga Co., OH, Health Care Fac. Rev.,
              Ser. 1993A (Hospice of Western Reserve)      3.600   07/07/99      555
     1,750 Cuyahoga Co., OH, Health Care Fac. Rev.,
              Ser. 1993B (Hospice of Western Reserve)      3.600   07/07/99    1,750
     2,000 Cuyahoga Co., OH, IDR, Ser. 1989
              (Motch Corp. Proj.)                          3.800   07/07/99    2,000
       865 Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)    3.600   07/07/99      865
     1,890 Defiance Co., OH, IDR (Isaac Property Proj.)    3.600   07/07/99    1,890
     3,500 Delaware Co., OH, Health Care Fac. Rev.,
              Ser. 1998 (Sarah Moore Home Proj.)           3.770   07/07/99    3,500
       900 Delaware Co., OH, IDR, Ser. 1985
              (MRG Ltd. Proj.)                             3.700   07/07/99      900
     2,160 Erie Co., OH, IDR (Toft Dairy, Inc.)            3.600   07/07/99    2,160
     2,380 Franklin Co., OH, EDR (Dominican Sisters)       3.650   07/07/99    2,380
     3,685 Franklin Co., OH, EDR, Ser. 1998
              (Unity Resource Center Proj.)                3.650   07/07/99    3,685
     1,215 Franklin Co., OH, Health Care Fac. Rev.
              (Lifeline Organ Procurement)                 3.650   07/07/99    1,215
     4,735 Franklin Co., OH, Hosp. Rev.
              (U.S. Health Corp.)                          3.550   07/07/99    4,735
     4,280 Franklin Co., OH, Hosp. Rev.
              (U.S. Health Corp.)                          3.550   07/07/99    4,280
     8,000 Franklin Co., OH, IDR (Berwick Steel)           4.700   07/07/99    8,000
     1,150 Franklin Co., OH, IDR (Ohio Girl Scouts)        3.620   07/07/99    1,150
       564 Franklin Co., OH, IDR, Ser. D (Kindercare)      3.650   07/07/99      564
       400 Franklin Co., OH, IDR (Columbus College)        3.620   07/07/99      400
     2,000 Franklin Co., OH, IDR (Alco Standard Corp.)     3.850   07/07/99    2,000
     2,000 Geauga Co., OH, Health Care Fac. Rev.,
              Ser. 1998A (Heather Hill Proj.)              3.720   07/07/99    2,000
     1,245 Green Co., OH, Health Care Fac. Rev.
              (Green Oaks Proj.)                           3.600   07/07/99    1,245
     1,078 Hamilton Co., OH, EDR, Ser. 1995
              (Cincinnati Assoc. for the Performing Arts)  3.650   07/07/99    1,078
     5,000 Hamilton Co., OH, Fac. Rev., Ser. 1997A
              (Episcopal Retirement Homes)                 3.600   07/07/99    5,000
     1,080 Hamilton Co., OH, Health Care Fac. Rev.
              (Aloysius Orphanage Proj.)                   3.600   07/07/99    1,080
     6,000 Hamilton Co., OH, Hosp. Fac. Rev., Ser. 1997A
              (Children's Hosp. Med. Ctr.)                 3.600   07/07/99    6,000
     8,600 Hamilton Co., OH, Hosp. Fac. Rev., Ser. E
              (Health Alliance of Greater Cincinnati)      3.350   07/07/99    8,600
       600 Hamilton Co., OH, Hosp. Fac. Rev., Ser. F
              (Health Alliance of Greater Cincinnati)      3.350   07/07/99      600
     3,000 Hamilton OH, MFH Rev., Ser. A
              (Knollwood Village Apts.)                    3.620   07/07/99    3,000
     2,000 Hamilton OH, MFH Rev. (Knollwood
              Village Apts.)                               3.620   07/07/99    2,000
     2,690 Hancock Co., OH, MFM Rev., Ser. A
              (Crystal Glen Apts. Proj. Phase II)          3.620   07/07/99    2,690
       375 Hudson Village, OH, IDR, Ser. A (Kindercare)    3.650   07/07/99      375
       885 Huron Co., OH, Rev. (Norwalk Furniture Corp.)   3.600   07/07/99      885



Countrywide Investments 37.


Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3% (Continued)                Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$    7,105 Lima, OH, Hosp. Fac. & Impt. Rev., Ser. 1996
              (Lima Memorial Hosp.)                        3.650%  07/07/99 $  7,105
     7,600 Lorain Co., OH, Hosp. Fac. Rev., Ser. 1998A
              (Catholic Healthcare Partners)               3.500   07/07/99    7,600
       494 Lorain Co., OH, IDR, Ser. C (Kindercare)        3.650   07/07/99      494
     1,880 Lorain Co., OH, IDR (EMH Med. Ctr. Proj.)       3.600   07/07/99    1,880
       300 Lucas Co., OH, Rev. (Sunshine Children's Home)  3.650   07/07/99      300
       935 Lucas Co., OH, IDR, Ser. D (Kindercare)         3.650   07/07/99      935
       360 Lucas Co., OH, IDR (Associates Proj.)           3.720   07/07/99      360
     1,900 Mahoning Co., OH, Health Care Fac. Rev.
              (Copeland Oaks)                              3.620   07/07/99    1,900
     1,415 Mahoning Co., OH, Health Care Fac. Rev.
              (Ohio Heart Institute)                       3.620   07/07/99    1,415
       330 Marion Co., OH, Hosp. Impt. Rev.
              (Pooled Lease Proj.)                         3.620   07/07/99      330
       445 Marion Co., OH, Hosp. Impt. Rev.
              (Pooled Lease Proj.)                         3.620   07/07/99      445
       680 Marion Co., OH, Hosp. Impt. Rev.
              (Pooled Lease Proj.)                         3.620   07/07/99      680
       300 Medina, OH, IDR (Kindercare)                    3.650   07/07/99      300
       900 Meigs Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)  3.700   07/07/99      900
       287 Middletown, OH, IDR, Ser. A (Kindercare)        3.650   07/07/99      287
       865 Monroe, OH, IDR, Ser. 1985 (Magnode Corp.)      3.550   07/07/99      865
     2,000 Montgomery Co., OH, EDR (Dayton Art Institute)  3.700   07/07/99    2,000
       520 Montgomery Co., OH, Health Care Rev., Ser. A
              (Dayton Area MRI Consortium)                 3.600   07/07/99      520
     3,555 Montgomery Co., OH, Health Care Rev.
              (Comm. Blood Ctr. Proj.)                     3.620   07/07/99    3,555
       340 Montgomery Co., OH, IDR (Kindercare)            3.650   07/07/99      340
     3,700 Montgomery Co., OH, Ltd. Oblig. Rev., Ser. 1996
              (St. Vincent de Paul Proj.)                  3.600   07/07/99    3,700
     1,000 Morrow Co., OH, IDR (Field Container Corp.)     3.550   07/07/99    1,000
     4,800 Ohio St. EDR, Ser. 1983 (Court St. Ctr.
              Assoc. Ltd. Proj.)                           3.450   07/07/99    4,800
     2,845 Ohio St. Higher Educ. Fac. Rev.
              (Mount Union College Proj.)                  3.550   07/07/99    2,845
     4,400 Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)   3.620   07/07/99    4,400
     4,900 Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)   3.620   07/07/99    4,900
     5,000 Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)   3.620   07/07/99    5,000
     3,500 Ohio St. Higher Educ. Fac. Rev.
              (Kenyon College Proj.)                       3.700   07/07/99    3,500
       500 Ohio St. Higher Educ. Fac. Rev.
              (John Carroll University)                    3.875   07/07/99      500
       590 Ohio St. IDR, Ser. 1994 (A.M. Castle
              & Co. Proj.)                                 3.950   07/07/99      590
     9,540 Ohio St. Turnpike Rev., Ser. 71                 3.690   07/07/99    9,540
     2,495 Ohio St. Water Dev. Auth. Impt. Rev.            3.690   07/07/99    2,495
       715 Orrville, OH, Hosp. Fac. Rev., Ser. 1990
              (Orrville Hosp.)                             3.550   07/07/99      715
     1,800 Ottawa Co., OH, Hosp. Fac. Rev.
              (Luther Home of Mercy Proj.)                 3.650   07/07/99    1,800
       465 Pike Co., OH, EDR (Pleasant Hill)               3.620   07/07/99      465
       900 Rickenbacker, OH, Port. Auth. Rev.
              (Rickenbacker Holdings, Inc.)                3.620   07/07/99      900
     5,725 Sharonville, OH, IDR (Duke Realty Proj.)        3.620   07/07/99    5,725
       437 Stark Co., OH, IDR, Ser. D (Kindercare)         3.650   07/07/99      437
     1,870 Summit Co., OH, Health Care Fac. Rev.,
              Ser. 1997 (Evant, Inc. Proj.)                3.650   07/07/99    1,870

38. Countrywide Investments

Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3% (Continued)                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    3,400 Summit, OH, Civic Fac. Rev., Ser. 1997
              (YMCA Proj.)                                 3.600   07/07/99 $  3,400
     1,910 Summit Co., OH, IDR (Bowery Assoc.)             3.570   07/07/99    1,910
       505 Summit Co., OH, IDR (Go-Jo Indust.,
              Inc. Proj.)                                  3.620   07/07/99      505
     4,375 Trumbull Co., OH, Health Care Fac. Rev.
              (Shepherd of the Valley)                     3.620   07/07/99    4,375
       375 Wadsworth, OH, IDR (Kindercare)                 3.650   07/07/99      375
     1,600 Warren Co., OH, IDR (Liquid Container Proj.)    3.650   07/07/99    1,600
     1,300 Westlake, OH, IDR (Nordson Co.)                 3.700   07/07/99    1,300
       900 Wyandot Co., OH, IDR, Ser. 1985
              (MRG Ltd. Proj.)                             3.700   07/07/99      900
       800 Columbus, OH, Elec. Sys. Rev.                   3.000   07/30/99      800
     3,885 Cuyahoga Co., OH, IDR (S&R Playhouse Realty)    4.000   07/30/99    3,885
     3,500 Delaware Co., OH, IDR (Radiation
              Sterilizers, Inc.)                           3.350   07/30/99    3,500
       200 Franklin Co., OH, IDR (BOA Ltd. Proj.)          3.400   07/30/99      200
     1,300 Franklin Co., OH, IDR (Jacobsen Stores)         3.400   07/30/99    1,300
     1,765 Franklin Co., OH, IDR (Capitol South)           3.400   07/30/99    1,765
     1,400 Hamilton Co., OH, IDR (ADP System)              3.250   07/30/99    1,400
     2,800 Muskingum Co., OH, IDR (Elder-Beerman)          3.300   07/30/99    2,800
       500 Ohio St. Environmental Impt. Rev.
              (U.S. Steel Corp. Proj.)                     3.300   07/30/99      500
----------                                                                 ---------
$  251,323 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $251,323)                                        $251,323
----------                                                                 ---------

-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Adjustable Rate Put Bonds-- 5.9 %               Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    2,495 Perry Co., OH, Nursing Fac. Rev., Ser. 1996
              (New Lexington Health Corp. Proj.)           4.000%  09/01/99 $  2,495
       615 Riverside, OH, EDR (Riverside Assoc.
              Ltd. Proj.)                                  3.200   09/01/99      615
     4,740 Cuyahoga Co., OH, IDR (Halle Office Building)   3.575   10/01/99    4,740
     1,175 Miami Valley Tax-Exempt Mtg. Bond Trust         4.880   10/15/99    1,175
     1,365 Clermont Co., OH, EDR (John Q. Hammons Proj.)   3.100   11/01/99    1,365
       580 Franklin Co., OH, IDR (GSW Proj.)               3.300   11/01/99      580
     3,030 Ohio St. HFA MFH (Lincoln Park)                 3.600   11/01/99    3,030
     3,425 Richland Co., OH, IDR (Mansfield Sq. Proj.)     3.100   11/15/99    3,425
       455 Cuyahoga Co., OH, Health Care Rev., Ser. A
              (Cleveland Neighborhood)                     3.400   12/01/99      455
     3,540 Franklin Co., OH, IDR (Leveque & Assoc. Proj.)  3.250   12/01/99    3,540
       875 Scioto Co., OH, Health Care Rev.
              (Hillview Retirement)                        3.250   12/01/99      875
       940 Gallia Co., OH, IDR (Jackson Pike Assoc.)       3.200   12/15/99      940
----------                                                                 ---------
$   23,235 Total Adjustable Rate Put Bonds
           (Amortized Cost $23,235)                                         $ 23,235
----------                                                                 ---------

Countrywide Investments 39.


-----------------------------------------------------------------------------------------
Ohio Tax-Free Money Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Commercial Paper-- 0.8 %                        Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    3,000 Lorain Co., OH, (Catholic Healthcare Partners)  3.200%  08/03/99 $  3,000
           (Amortized Cost $3,000)
----------                                                                 ---------

$  393,239 Total Investments at Value-- 100.7%
           (Amortized Cost $393,522)                                        $393,522
==========
           Liabilities in Excess of Other Assets-- (0.7)%                     (2,725)
                                                                           ---------

           Net Assets-- 100.0%                                              $390,797
                                                                           =========

See accompanying notes to financial statements and notes to portfolios of investments.



40. Countrywide Investments


Florida Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 31.2%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    1,700 Port St. Joe, FL, Cap. Impt. Rev. BANS,
              Ser. 1998                                    4.350%  07/01/99 $  1,700
       100 Brevard Co., FL, School Board COP, Ser. A       5.300   07/01/99      100
       100 Florida St. GO PCR, Ser. X                      5.600   07/01/99      100
       100 Mesa, AZ, GO                                    5.800   07/01/99      100
       100 Broward Co., FL, School Board COP Rev.          6.000   07/01/99      100
       200 Broward Co., FL, School Board COP Rev.          6.750   07/01/99      200
       325 Cape Coral, FL, GO, Prerefunded @ 102           6.800   07/01/99      332
       200 Miami-Dade Co., FL, School Board COP, Ser. A    4.000   08/01/99      200
       100 Manatee Co., FL, School Dist. Sales Tax Rev.    4.000   08/01/99      100
       500 Palm Beach Co., FL, School Board COP            4.500   08/01/99      500
       100 Dade Co., FL, School Board COP
              (G. Holmes Braddock Sr. H.S.)                4.625   08/01/99      100
       100 Florida St. Correctional Privatization COP
              (Bay Co. Proj.)                              4.625   08/01/99      100
     1,000 Wadsworth, OH, CSD School Impt. GO BANS         3.470   08/10/99    1,001
       250 Texas Muni. Pwr. Agency Rev.                    4.500   09/01/99      250
       100 Florida St. Dept. of Gen. Services,
              Div. of Fac. Mgmt. Rev., Ser. B              4.600   09/01/99      100
       250 Las Vegas Valley, NV, Water District Rev.       4.700   09/01/99      251
       150 Homestead, FL, Special Ins. Assessment Rev.     4.750   09/01/99      150
       300 Abilene, TX, Hlth. Fac. Dev. Hosp. Rev.
              (Hendrick Med. Ctr.)                         5.100   09/01/99      301
       100 Ft. Lauderdale, FL, Excise Tax Rev.,
              Prerefunded @ 101                            6.375   09/01/99      102
       150 Town of Avon, CO, Sales Tax Rev., Ser. 1999     3.250   09/15/99      150
       100 North Harris, TX, Montgomery Comm. College
              District Rev.                                5.000   09/15/99      100
       205 Glenwood Springs, CO, Sales & Use Tax Rev.      3.250   10/01/99      205
       575 St. Lucie Co., FL, Limited Tax GO               4.000   10/01/99      577
       250 Orlando, FL, Capital Impt. Special Rev.,
              Ser. B                                       4.250   10/01/99      251
       500 Dade Co., FL, Water & Sewer Sys. Rev.           4.750   10/01/99      502
       350 Lee Co., FL, Capital Impt. Rev., Ser. B,
              Prerefunded @ 100                            6.000   10/01/99      352
       200 Hillsborough Co., FL, Aviation Auth.
              Rev., Ser. A                                 6.150   10/01/99      201
       500 Hillsborough Co., FL, Aviation Auth.
              Rev., Ser. B, Prerefunded @ 102              7.000   10/01/99      514
       375 Crawford Co., OH, Various Purpose GO            3.150   12/01/99      375
       555 Fostoria, OH, CSD GO                            3.200   12/01/99      555
       800 Iowa Student Loan Liquidity Corp. Rev., Ser. C  6.500   12/01/99      811
       573 Clarendon, NY, GO BANS                          3.625   12/22/99      574
       500 Northern Ozaukee, WI, School Dist. GO BANS      3.400   02/01/00      500
----------                                                                 ---------
$   11,408 Total Fixed Rate Revenue & General Obligation Bonds
           (Amortized Cost $11,454)                                         $ 11,454
----------                                                                 ---------

Countrywide Investments 41.


Florida Tax-Free Money Fund (Continued)
 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 65.4%                            Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$      500 Martin Co., FL, Dev. Auth. PCR, Ser. 1994
              (Florida Power & Light)                      3.350%  07/01/99 $    500
       400 Putnam Co., FL, Dev. Auth. PCR
              (Florida Power & Light)                      3.350   07/01/99      400
     1,800 Hillsborough Co., FL, IDA PCR (Tampa Elec.)     3.350   07/01/99    1,800
       400 Tampa Sports Auth. Rev. (Stadium Proj.)         3.450   07/01/99      400
     1,200 Broward Co., FL, HFA MFH Rev.
              (Margate Invest. Proj.)                      3.450   07/07/99    1,200
     1,800 Orange Co., FL, IDA Rev. (Trinity Prep School)  3.500   07/07/99    1,800
       400 St. John's Co., FL, HFA Rev., Ser. 1996
              (Anastasia Shores Apts. Proj.)               3.500   07/07/99      400
     1,080 Florida HFA MFH Rev., Ser. EEE
              (Carlton Arms II Proj.)                      3.500   07/07/99    1,080
       225 Putnam Co., FL, Dev. Auth. PCR, Ser. H-1
              (Seminole Elec. Coop.)                       3.550   07/07/99      225
       250 Putnam Co., FL, Dev. Auth. PCR, Ser. H-2
              (Seminole Elec. Coop.)                       3.550   07/07/99      250
       900 St. Petersburg, FL, HFA Rev., Ser. 1997
              (Menorah Manor Proj.)                        3.550   07/07/99      900
       475 Volusia Co., FL, HFA MFH Rev., Ser. H
              (Sun Pointe Apts.)                           3.550   07/07/99      475
       900 Manatee Co., FL, HFA MFH Rev.
              (Harbour Proj. B)                            3.600   07/07/99      900
       700 ABN AMRO Munitops Trust Cert. 1998-9
              (Florida Board of Educ.)                     3.640   07/07/99      700
     2,000 ABN AMRO Munitops Cert. Trust 1998-8
              (Dade Co., FL, Water & Sewer Sys. Rev.)      3.640   07/07/99    2,000
     1,100 Plant City, FL, Hosp. Rev.
              (South Florida Baptist Hosp.)                3.650   07/07/99    1,100
     1,400 Illinois Dev. Fin. Auth. Rev.
              (Council for Jewish Elderly)                 3.650   07/07/99    1,400
       500 Orange Co., FL, Health Fac. Auth. Rev.
              (Adventist Sunbelt)                          3.650   07/07/99      500
       600 Florida Housing Fin. Corp. MFH Rev.,
              (South Pointe Proj.)                         3.660   07/07/99      600
       100 Dade Co., FL, IDA Rev.                          3.730   07/07/99      100
       960 McCreary Co., KY, IDR (Le Sportsac Proj.)       3.750   07/07/99      960
       700 McCreary Co., KY, IDR, Ser. B
              (Le Sportsac Proj.)                          3.750   07/07/99      700
       500 Highlands Co., FL, Health Fac. Rev.
              (Adventist Sunbelt)                          3.750   07/07/99      500
       800 Marion Co., FL, HFA Rev. (Paddock Place Proj.)  3.750   07/07/99      800
       500 Marion Co., FL, HFA Rev. (Summer Trace Apts.)   3.750   07/07/99      500
     1,000 Lee Co., FL, IDR Educ. Fac. Rev.
              (The Canterbury School Proj.)                3.750   07/07/99    1,000
     1,150 Jacksonville, FL, Health Fac. Rev.
              (River Garden)                               3.800   07/07/99    1,150
     1,000 Jacksonville, FL, Health Fac. Rev.
              (Faculty Practice Assoc.)                    3.850   07/07/99    1,000
       635 Harvard, IL, Health Care Fac. Rev., Ser. 1998
              (Harvard Memorial Hosp.)                     3.850   07/07/99      635
----------                                                                 ---------
$   23,975 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $23,975)                                         $ 23,975
----------                                                                 ---------


42. Countrywide Investments


Florida Tax-Free Money Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Adjustable Rate Put Bonds-- 2.6%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$      350 Corpus Christi, TX, IDR (Tex-Air
              Invest. Co. Proj.)                           3.350%  08/01/99 $    350
       600 Putnam Co., FL, Dev. Auth. PCR, Ser. 1984D
              (Seminole Elec. Coop.)                       3.125   12/15/99      600
----------                                                                 ---------
$      950 Total Adjustable Rate Put Bonds
           (Amortized Cost $950)                                            $    950
----------                                                                 ---------

$   36,333 Total Investments at Value-- 99.2%
           (Amortized Cost $36,379)                                         $ 36,379
==========
           Other Assets in Excess of Liabilities-- 0.8%                          276
                                                                           ---------

           Net Assets-- 100.0%                                              $ 36,655
                                                                           =========



See accompanying notes to financial statements and notes to portfolios of investments.


Countrywide Investments 43.

Tax-Free Intermediate Term Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2%                        Rate      Date    (000's)
-----------------------------------------------------------------------------------------
           Arizona -- 2.9%
$      400 Arizona Educ. Loan Mkt. Corp. Rev., Ser. A      6.700%  03/01/00 $    408
       600 Maricopa Co., AZ, School Dist. Rev.,
              Ser. 1991C (Tempe Elem.)                     8.000   07/01/04      692
       300 Tucson, AZ, Water Dist. Rev.                    9.750   07/01/10      416
                                                                           ---------
                                                                               1,516
                                                                            ---------
           California -- 1.4%
       450 Sacramento Co., CA, MFH ARPB
              (Fairway One Apts.)                          5.875   02/01/03      450
       250 California HFA Multi-Unit Rental Rev., Ser. B   6.500   08/01/05      264
                                                                           ---------
                                                                                 714
                                                                           ---------
           Colorado -- 1.3%
       400 Arapahoe Co., CO, Parkview Metro. Dist. GO      3.550   07/01/99      400
       300 Highland Ranch, CO, Metro. Dist. GO, Ser. A     5.000   12/01/10      295
                                                                           ---------
                                                                                 695
                                                                           ---------
           Florida -- 12.2%
       200 Hillsborough Co., FL, PCR Rev.
              (Tampa Elec. Proj.)                          3.350   07/01/99      200
       500 Florida HFA MFH ARPB, Ser. 1978B
              (Hampton Lakes II Proj.)                     5.700   04/01/01      502
       750 Hillsborough Co., FL, Solid Waste Rev.          5.500   10/01/06      783
       455 Pensacola, FL, Airport Rev., Ser. 1997B         5.400   10/01/07      469
     1,000 Pasco Co., FL, HFA MFH Rev., Ser. 1997B
              (Cypress Trail Apts.)                        5.500   06/01/08    1,041
     1,255 Florida HFA MFH Sr. Lien, Ser. I-1              6.100   01/01/09    1,323
     1,000 Halifax Hosp. Medical Ctr., FL, Health Care
              Fac. Rev., Ser. 1998A                        4.800   04/01/10      953
       365 Halifax Hosp. Medical Ctr.. FL, Health Care
              Fac. Rev., Ser. 1998A                        5.000   04/01/11      354
       455 Tampa, FL, Health Sys. Rev., Ser. A-1
              (Catholic Health East)                       5.250   11/15/11      457
       365 Halifax Hosp. Medical Ctr., FL, Health Care
              Fac. Rev., Ser. 1998A                        5.000   04/01/12      352
                                                                           ---------
                                                                               6,434
                                                                           ---------
           Georgia -- 0.3%
       150 Savannah, GA, Hosp. Auth. Rev.
              (St. Joseph's/Candler Health Sys.)           5.250   07/01/13      149
                                                                           ---------
           Illinois -- 2.1%
     1,100 Illinois Health Fac. Auth. Rev., Ser. B
              (Elmhurst Hosp.)                             3.500   07/01/99    1,100
                                                                          ---------
           Indiana -- 9.4%
     3,185 Purdue University, IN, COP, Prerefunded @ 102   6.250   07/01/01    3,374
     1,000 Indiana Bond Bank Special Prog. Rev., Ser. A-1  6.650   01/01/04    1,053
       500 Indiana HFA Multi-Unit Mtg. Prog. Rev.,
              Ser. 1992A                                   6.600   01/01/12      526
                                                                           ---------
                                                                               4,953
                                                                           ---------

44. Countrywide Investments


Tax-Free Intermediate Term Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2% (Continued)             Rate     Date     (000's)

-----------------------------------------------------------------------------------------
           Iowa -- 2.1%
$      120 Cedar Rapids, IA, Hosp. Fac. Rev.
              (St. Luke's Methodist Hosp.),
              Prerefunded @ 102                            6.000%  08/15/03 $    129
       250 Iowa Student Loan Liquidity Corp. Rev.          6.400   07/01/04      265
       325 Iowa HFA Rev., Ser. A                           6.500   07/01/06      341
       240 Iowa Student Loan Liquidity Corp. Rev.          6.600   07/01/08      255
       130 Cedar Rapids, IA, Hosp. Fac. Rev.
              (St. Luke's Methodist Hosp.)                 6.000   08/15/09      138
                                                                           ---------
                                                                               1,128
                                                                           ---------
           Kentucky -- 2.4%
       500 Kentucky St. EDR (Health Alliance)              3.350   07/07/99      500
       750 Kentucky St. Turnpike Auth. EDR
              (Revitalization Proj.)                       5.250   07/01/05      777
                                                                           ---------
                                                                               1,277
                                                                           ---------
           Louisiana -- 1.9%
       440 Louisiana Public Fac. Auth. Rev.
              (Medical Ctr. of Louisiana)                  6.000   10/15/03      458
       500 West Ouachita Parish, LA, School Dist. GO,
              Ser. A                                       6.700   03/01/06      530
                                                                           ---------
                                                                                 988
                                                                           ---------
           Massachusetts -- 2.9%
       500 New England Educ. Loan Mkt. Corp. Rev.,
              Ser. 1992A                                   6.500   09/01/02      526
       500 New England Educ. Loan Mkt. Corp. Rev.,
              Ser. 1992B                                   6.600   09/01/02      528
       445 Massachusetts St. Indust. Fin. Agy. Rev.,
              Ser. 1997 (Hudner Assoc.)                    5.000   01/01/08      449
                                                                           ---------
                                                                               1,503
                                                                           ---------
           Michigan -- 4.8%
     1,000 Michigan St. Bldg. Auth. Rev., Ser. II          6.400   10/01/04    1,064
     1,000 Michigan St. Hosp. Fin. Auth. Rev., Ser. A
              (McLaren Health Care Corp.)                  5.250   06/01/07    1,013
       450  Battle Creek, MI, EDR (Kellogg Co. Proj.)      5.125   02/01/09      454
                                                                           ---------
                                                                               2,531
                                                                           ---------
           Mississippi -- 1.6%
       500 Mississippi Higher Educ. Rev., Ser. B           6.100   07/01/01      515
       335 Jackson, MS, GO                                 5.250   10/01/10      340
                                                                           ---------
                                                                                 855
                                                                           ---------
           Nebraska -- 3.0%
       590 Nebraska Invest. Fin. Auth. Rev., Ser. 1989
              (Foundation for Educ. Fund),
              Escrowed to Maturity                         7.000   11/01/09      603
     1,000 Nebraska Gas Supply Rev., Ser. A
              (American Public Energy Agy.)                4.600   06/01/10      955
                                                                           ---------
                                                                               1,558
                                                                           ---------
     Nevada -- 2.4%
     1,000 Las Vegas, NV, GO, Sewer Impt. Rev.,
              Prerefunded @ 102                            6.500   04/01/02    1,074
       185 Washoe Co., NV, GO                              7.375   07/01/09      189
                                                                           ---------
                                                                               1,263
                                                                           ---------
           New York -- 1.0%
       500 New York Local Govt. Asst. Corp. Rev.,
              Ser. 1991B, Prerefunded @ 102                7.000   04/01/01      534
                                                                           ---------

           North Carolina -- 2.0%
     1,030 Cabarrus Co., NC, Dev. Corp. Install.
              Pymt. Rev.                                   4.950   06/01/09    1,027
                                                                           ---------



Countrywide Investments 45.


Tax-Free Intermediate Term Fund (Continued)

 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2% (Continued)             Rate     Date     (000's)

-----------------------------------------------------------------------------------------
           Ohio -- 30.4%
$    1,300 Ohio St. Air Quality Dev. Auth. Rev.,
              Ser. A (CG&E)                                3.350%  07/01/99 $  1,300
       500 Franklin Co., OH, Rev. (Online Computer
              Library Ctr.)                                5.500   04/15/00      506
       625 Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)   5.000   09/01/00      626
       270 Warren Co., OH, Hosp. Fac. Rev.
              (Otterbein Home), Prerefunded @ 102          7.000   07/01/01      289
       930 Ohio St. EDR Ohio Enterprise Bond Fd.
              (Smith Steelite Proj.)                       5.600   12/01/03      961
       500 Hamilton Co., OH, Hosp. Fac. Rev.
              (Episcopal Retirement Home)                  6.600   01/01/04      526
       315 Ohio St. EDR Ohio Enterprise Bond Fd.
              (Cheryl & Co.)                               5.500   12/01/04      324
     1,005 Franklin Co., OH, Health Care Rev.
              (First Comm. Village)                        6.000   06/01/06    1,043
       530 Toledo, OH, GO                                  6.000   12/01/06      572
       840 Kent State University General Receipts Rev.     6.000   05/01/07      903
       710 Hamilton Co., OH, Health Care Fac.
              (Twin Towers)                                5.750   10/01/07      744
       500 Ohio St. IDR, Ser. 1997 (Bomaine
              Corporation Proj.)                           5.500   11/01/07      507
       674 Columbus, OH, Special Assessment GO             5.050   04/15/08      661
       800 West Clermont, OH, LSD GO                       6.150   12/01/08      860
       500 Hamilton Co., OH, Hosp. Fac. Rev.
              (Bethesda Hosp.)                             7.000   01/01/09      508
       930 Hamilton Co., OH, Health Care Fac.
              (Twin Towers)                                5.250   10/01/10      928
     1,000 Franklin Co., OH, Rev.
              (Online Computer Library Ctr.)               4.650   10/01/11      939
     1,000 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp.)                           5.125   01/15/12      984
     1,000 Franklin Co., OH, Rev.
              (Online Computer Library Ctr.)               4.700   10/01/12      936
       520 Sycamore, OH, CSD COP                           4.700   12/01/12      487
     1,365 Toledo, OH, GO                                  5.000   12/01/13    1,344
                                                                           ---------
                                                                              15,948
                                                                           ---------
           Pennsylvania -- 2.0%
       500 Pennsylvania St. IDR, Ser. A,
              Prerefunded @ 102                            7.000   07/01/01      538
       500 Pennsylvania Fin. Auth. Muni.
              Capital Impt. Proj. Rev.                     6.600   11/01/09      539
                                                                           ---------
                                                                               1,077
                                                                           ---------
           South Carolina -- 1.4%
       725 Richland-Lexington, SC, Airport Dist. Rev.,
              Ser. 1995 (Columbia Metro.)                  6.000   01/01/08      759
                                                                           ---------

           Tennessee -- 6.0%
       525 Southeast, TN, Tax-Exempt Mtg. Trust ARPB,
              Ser. 1990                                    7.250   04/01/03      570
       500 Nashville, TN, Metro. Airport Rev., Ser. C      6.625   07/01/07      532
     1,000 Nashville & Davidson Co., TN, Health & Educ.
              Fac. Rev., Ser. A (Vanderbilt Univ.)         5.000   10/01/11      985
     1,035 Johnson City, TN, Health & Educ. Rev.
              (Medical Center Hosp.)                       5.500   07/01/13    1,060
                                                                           ---------
                                                                               3,147
                                                                           ---------


46. Countrywide Investments


Tax-Free Intermediate Term Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2% (Continued)             Rate     Date     (000's)

-----------------------------------------------------------------------------------------
           Texas -- 6.9%
$      500 Houston, TX, Sr. Lien Rev., Ser. A
              (Hotel Tax & Parking Fac.),
              Prerefunded @ 100                            7.000%  07/01/01 $    528
       500 N. Texas Higher Educ. Student Loan Rev.,
              Ser. 1991A                                   6.875   04/01/02      517
        50 N. Central, TX, Health Fac. Rev.
              (Baylor Health Care), Indexed INFLOS,
              Prerefunded @ 102                            8.050   05/15/02       54
       450 N. Central, TX, Health Fac. Rev.
              (Baylor Health Care), Indexed INFLOS         8.050   05/15/08      480
       490 Dallas, TX, ISD                                 5.600   08/15/11      509
       236 Midland, TX, HFC Rev., Ser. A-2                 8.450   12/01/11      254
        10 San Antonio, TX, Elec. & Gas Rev.,
              Escrowed to Maturity                         5.000   02/01/12       10
       990 San Antonio, TX, Elec. & Gas Rev.               5.000   02/01/12      975
       300 Waco, TX, COP                                   4.800   02/01/15      280
                                                                           ---------
                                                                               3,607
                                                                           ---------
           Wisconsin -- 0.8%
       430 Wisconsin St. Health & Educ. Fac. Auth. Rev.
              (Agnesian Healthcare, Inc.)                  4.900   07/01/11      413
----------                                                                 ---------

$   51,825 Total Municipal Bonds-- 101.2%
           (Amortized Cost $52,525)                                         $ 53,176
==========                                                                 ---------
           Liabilities in Excess of Other Assets-- (1.2)%                       (643)
                                                                           ---------

           Net Assets-- 100.0%                                              $ 52,533
                                                                           =========


See accompanying notes to financial statements and notes to portfolios of investments.


Countrywide Investments 47.


Ohio Insured Tax-Free Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 89.7%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$      200 Montgomery Co., OH, Hosp. Rev.
              (Sisters of Charity), Prerefunded @ 102      6.625%  05/15/01 $    212
       250 Franklin Co., OH, IDR (1st Comm. Village
              Healthcare), Crossover
              Prerefunded @ 101.5                         10.125   08/01/01      282
       415 Ohio HFA SFM Rev., Ser. D                       7.000   09/01/01      434
        30 Clermont Co., OH, Hosp. Fac. Rev., Ser. A
              (Mercy Health Sys.), Prerefunded @ 100       7.500   09/01/01       32
       460 Westerville, Minerva Park & Blendon, OH,
              Joint Hosp. Dist. Rev. (St. Ann's),
              Prerefunded @ 102                            7.100   09/15/01      497
     1,000 Clermont Co., OH, Hosp. Fac. Rev.
              (Mercy Health Sys.), Prerefunded @ 102       6.733   09/25/01    1,070
       850 Alliance, OH, Waterworks Sys. Rev.,
              Prerefunded @ 102                            6.650   10/15/01      914
       500 Celina, OH, Wastewater Sys. Mtg. Rev.,
              Prerefunded @ 101                            6.550   11/01/01      532
       500 Summit Co., OH, Various Purpose GO,
              Prerefunded @ 102                            6.625   12/01/01      539
       500 Greene Co., OH, Water Sys. Rev.,
              Prerefunded @ 102                            6.850   12/01/01      541
       290 Northwest, OH, LSD GO, Prerefunded @ 102        7.050   12/01/01      316
       500 Clermont Co., OH, Sewer Sys. Rev.,
              Prerefunded @ 102                            7.100   12/01/01      544
       461 Cleveland, OH, Waterworks Impt. Rev.,
              Ser. 1992B, Prerefunded @ 102                6.500   01/01/02      494
     1,000 Kent St. University General Receipts Rev.,
              Prerefunded @ 102                            6.500   05/01/02    1,078
       500 Franklin Co., OH, Hosp. Rev., Ser. 1991
              (Mt. Carmel Health), Prerefunded @ 102       6.750   06/01/02      543
       500 Cleveland, OH, GO, Ser. A, Prerefunded @ 102    6.375   07/01/02      539
       500 Mahoning Co., OH, Hosp. Impt. Rev.
              (YHA Proj.), Prerefunded @ 100               7.000   10/15/02      532
       500 Seneca Co., OH, GO (Jail Fac.),
              Prerefunded @ 102                            6.500   12/01/02      545
       675 Reynoldsburg, OH, CSD GO, Prerefunded @ 102     6.550   12/01/02      736
        33 Ohio St. Bldg. Auth. Rev. (Frank
              Lausch Proj.), Prerefunded @ 100            10.125   04/01/03       38
       142 Ohio St. Bldg. Auth. Rev. (Columbus St.
              Proj.), Prerefunded @ 100                   10.125   04/01/03      164
       230 Summit Co., OH, GO, Ser. A, Prerefunded @ 100   6.900   08/01/03      252
       500 Newark, OH, Water Sys. Impt. Rev.,
              Prerefunded @ 102                            6.000   12/01/03      541
       500 Ohio St. Bldg. Auth. Rev., Ser. 1994A
              (Juvenille Correctional Bldg.),
              Prerefunded @ 102                            6.600   10/01/04      558
     1,000 Cleveland, OH, Public Power Sys. Rev., Ser. I,
               Prerefunded @ 102                           7.000   11/15/04    1,136
       500 Crawford Co., OH, GO, Prerefunded @ 102         6.750   12/01/04      563
     1,000 Greater Cleveland, OH, Regional Transit
              Auth. GO, Prerefunded @ 101                  5.650   12/01/06    1,069
       290 Alliance, OH, CSD GO                            6.900   12/01/06      313
       500 Mansfield, OH, Hosp. Impt. Rev.
              (Mansfield General)                          6.700   12/01/09      535
       500 Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A  6.400   10/15/10      532
       500 Butler Co., OH, Hosp. Fac. Rev.
              (Middleton Regional Hosp.)                   6.750   11/15/10      536
     1,000 Canton, OH, Waterworks Sys. GO, Ser. 1995       5.750   12/01/10    1,052
        39 Cleveland, OH, Waterworks Impt. Rev., Ser. F    6.500   01/01/11       41


48. Countrywide Investments


Ohio Insured Tax-Free Fund (Continued)

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 89.7% (Continued)    Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$      475 Ohio Capital Corp. MFH Rev., Ser. 1990A         7.500%  01/01/10 $    493
       240 Cuyahoga Co., OH, Hosp. Rev. (University
              Hosp.), Escrowed to Maturity                 9.000   06/01/11      298
       600 Westerville, OH, Water Sys. Impt. GO            6.450   12/01/11      647
       530 Urbana, OH, Wastewater Impt. GO                 7.050   12/01/11      581
       365 Bexley, OH, CSD GO                              7.125   12/01/11      441
       255 Summit Co., OH, GO, Ser. A                      6.900   08/01/12      274
       500 Strongsville, OH, CSD GO                        5.375   12/01/12      515
       500 Worthington, OH, CSD GO                         6.375   12/01/12      533
       500 Brunswick, OH, CSD GO                           6.900   12/01/12      538
     1,095 West Clermont, OH, LSD GO                       6.900   12/01/12    1,232
        95 Ohio St. Higher Educ. Fac. Comm. Rev.           7.250   12/01/12      101
     1,000 Lorain Co., OH, Hosp. Rev. (Catholic
              Health Care Partners)                        5.625   09/01/14    1,024
       530 Ottawa Co., OH, GO                              5.750   12/01/14      554
     1,000 Portage Co., OH, GO                             6.200   12/01/14    1,079
       290 Garfield Heights, OH, Various Purpose GO        6.300   12/01/14      314
       460 Bedford Heights, OH, GO                         6.500   12/01/14      503
     1,000 Clermont Co., OH, Hosp. Fac. Rev.
              (Mercy Health Sys.)                          5.875   09/01/15    1,032
       600 Toledo-Lucas Co., OH, Convention Ctr. Rev.      5.700   10/01/15      625
       400 Warren, OH, Waterworks Rev.                     5.500   11/01/15      414
       500 Delaware, OH, CSD GO                            5.750   12/01/15      519
       500 Ohio St. Higher Educ. Fac. Rev. (Univ.
              of Dayton)                                   6.750   12/01/15      542
     1,000 Buckeye Valley, OH, LSD GO                      6.850   12/01/15    1,161
       500 Cleveland, OH, Waterworks Impt. Rev., Ser. F    6.250   01/01/16      529
       750 Columbus-Polaris Hsg. Corp. Rev.                7.400   01/01/16      842
       500 Ohio St. Air Quality Dev. Rev., Ser. A
              (Ohio Edison)                                7.450   03/01/16      521
       781 Ohio HFA SFM Rev., Ser. 1991D                   7.050   09/01/16      816
       226 Ohio HFA SFM Rev., Ser. 1990F                   7.600   09/01/16      235
       750 Montgomery Co., OH, Hosp. Rev.
              (Miami Valley Hosp.)                         6.250   11/15/16      800
     1,000 Greater Cleveland, OH, Regional Trans.
              Auth. GO                                     4.750   12/01/16      930
       815 Butler Co., OH, GO                              5.750   12/01/16      849
       590 Garfield Heights, OH, Various Purpose GO        7.050   12/01/16      628
     1,260 Cleveland, OH, Airport Sys. Rev., Ser. C        5.125   01/01/17    1,227
       750 Butler Co., OH, Trans. Impt. Dist., Ser. A      5.125   04/01/17      733
       800 Ohio St. Bldg. Auth. Rev. (Adult
              Correctional Bldg.)                          5.600   04/01/17      820
     1,000 Lorain Co., OH, Hosp. Rev.                      5.625   09/01/17    1,015
     2,000 Toledo, OH, Waterworks Sys. Mtg. Rev.           4.750   11/15/17    1,852
       500 Toledo, OH, Sewer Sys. Rev.                     6.350   11/15/17      543
     1,000 Hamilton Co., OH, Sewer Sys. Impt. Rev.,
              Ser. A                                       5.000   12/01/17      966
     1,000 Mason, OH, CSD GO                               5.300   12/01/17    1,002
     1,000 Rocky River, OH, CSD GO, Ser. 1998              5.375   12/01/17    1,006
     1,400 Cuyahoga Co., OH, Util. Sys. Impt. Rev.
              (Medical Center Proj.)                       5.125   02/15/18    1,358
       500 Ohio St. Air Quality Dev. Rev., Ser. 1990B
              (Ohio Edison)                                7.100   06/01/18      523
     1,670 Canton, OH, GO                                  4.750   12/01/18    1,538
     1,000 Hamilton Co., OH, Sales Tax. Rev.
              (Football Stadium Proj.)                     5.000   12/01/18      955
     1,000 Little Miami, OH, LSD GO                        5.000   12/01/18      959
     1,265 Defiance, OH, Waterworks Sys. GO                5.650   12/01/18    1,305
     1,000 S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996      6.400   12/01/18    1,091
     1,000 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp.)                           5.400   01/15/19    1,000

Countrywide Investments 49.


Ohio Insured Tax-Free Fund (Continued)
 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 89.7% (Continued)    Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$      360 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp.)                           6.250%  01/15/20 $    379
       720 University of Toledo, OH, General
              Receipts Rev.                                4.750   06/01/20      657
     1,210 Greene Co., OH, Sewer Sys. Rev.                 5.125   12/01/20    1,171
     1,000 Ohio St. Air Quality Dev. Rev., Ser. 1985A
              (Columbus & Southern Power)                  6.375   12/01/20    1,066
     1,000 Hamilton, OH, CSD GO                            5.625   12/01/24      990
     1,000 Ohio St. Air Quality Dev. Rev. (Penn. Power)    6.450   05/01/27    1,065
----------                                                                 ---------
$   58,147 Total Fixed Rated Revenue & General Obligation Bonds
----------
           (Amortized Cost $57,971)                                         $ 60,501
                                                                           ---------


-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 5.9%                             Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    1,200 Montgomery Co., OH, Ser. 1998A
              (Miami Valley Hosp.)                         3.450%  07/01/99 $  1,200
     2,800 Columbus, OH, GO Ser. 1                         3.650   07/07/99    2,800
----------                                                                 ---------
$    4,000 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $4,000)                                          $  4,000
----------                                                                 ---------

$   62,147 Total Investments at Value-- 95.6%
           (Amortized Cost $61,971)                                         $ 64,501
==========
           Other Assets in Excess of Liabilities-- 4.4%                        2,976
                                                                           ---------

           Net Assets-- 100%                                                $ 67,477
                                                                           =========

See accompanying notes to financial statements and notes to portfolios of investments.


50. Countrywide Investments

Notes to Portfolios of Investments
June 30, 1999
--------------------------------------------------------------------------------

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at June 30, 1999.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

Portfolio Abbreviations:

ARPB - Adjustable Rate Put Bond
BANS - Bond Anticipation Notes
COP - Certificates of Participation
CSD - City School District
EDR - Economic Development Revenue
GO - General Obligation
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corporation
IDA - Industrial Development Authority/Agency
IDR - Industrial Development Revenue
ISD - Independent School District
LSD - Local School District
MFH - Multi-Family Housing
MFM - Multi-Family Mortgage
PCR - Pollution Control Revenue
RANS - Revenue Anticipation Notes
SFM - Single Family Mortgage
USD - Unified School District



Countrywide Investments 51.

Report of Independent Public Accountants
--------------------------------------------------------------------------------

ARTHUR ANDERSEN LLP

LOGO

To the Shareholders and Board of Trustees of Countrywide Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Tax-Free Trust (comprising, respectively, the Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund (a Massachusetts business trust) as of June 30, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Tax-Free Trust as of June 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods referred above, in conformity with generally accepted accounting principles.


/s/ Arthur Anderson LLP

Cincinnati, Ohio,
August 6, 1999


52. Countrywide Investments

Countrywide Tax-Free Trust
--------------------------------------------------------------------------------
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094
   Nationwide: (Toll Free) 800-543-8721
   Cincinnati: 629-2000
   Rate Line: 579-0999

Shareholder Services
--------------------------------------------------------------------------------
   Nationwide: (Toll Free) 800-543-0407
   Cincinnati: 629-2050

Board of Trustees
--------------------------------------------------------------------------------
   Angelo R. Mozilo, Chairman
   Robert H. Leshner, President
   Donald L. Bogdon, M.D.
   H. Jerome Lerner
   Howard J. Levine
   Fred A. Rappoport
   Oscar P. Robertson
   John F. Seymour, Jr.
   Sebastiano Sterpa

Investment Adviser
--------------------------------------------------------------------------------
   Countrywide Investments, Inc.
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094

Transfer Agent
--------------------------------------------------------------------------------
   Countrywide Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, Ohio 45201-5354

   This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Tax-Free Trust.


                         Countrywide Investments, Inc.
                                312 Walnut Street
                            Cincinnati, Ohio 45202
                         www.countrywideinvestments.com

(C) 1999 Countrywide Investments, Inc. Trade/Service marks are the property of Countrywide Credit Industries, Inc. and/or its subsidiaries.